Exhibit 4.19

EXECUTION COPY

SUPPLEMENTAL AGREEMENT

IN RELATION TO

CERTAIN GERMAN SECURITY DOCUMENTS

DATED 4 FEBRUARY 2010

between

KABEL DEUTSCHLAND GMBH

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

KABEL DEUTSCHLAND VERTRIEB UND SERVICE BETEILIGUNGS GMBH & CO. KG

KABEL DEUTSCHLAND VERMÖGEN BETEILIGUNGS GMBH & CO. KG

as Security Grantors

and

THE ROYAL BANK OF SCOTLAND

as Security Agent

and

THE OTHER FINANCE PARTIES

Allen & Overy LLP

CONTENTS

Clause		Page

1.	Interpretation	3
2.	Amendments	3
3.	Representations	4
4.	Severability	4
5.	Miscellaneous	4
6.	Counterparts	5
7.	Governing law	5
8.	Jurisdiction	5

Schedule

1.	Amended and Restated Form of the Global Assignment Agreement
2.	Amended and Restated Form of the Security Transfer Agreement
3.	Amended and Restated form of the Digital Network Security Transfer Agreement
4.	Amended and Restated form of the Security Trust Agreement

This Supplemental Agreement in relation to certain German Security Documents (the Agreement) is made on 4 February 2010

BETWEEN:

(1)	KABEL DEUTSCHLAND GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837,

(Kabel Deutschland GmbH);

(2)	KABEL DEUTSCHLAND VERTRIEB UND SERVICE BETEILIGUNGS GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Federal Republic of Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRA 84369,

(Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG);

(3)	KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRA 83902,

(Kabel Deutschland Vertrieb und Service GmbH & Co. KG); and

(4)	KABEL DEUTSCHLAND VERMÖGEN BETEILIGUNGS GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRA 84471,

(Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG);

on one side; and

(5)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Agent); and

(6)	THE FINANCE PARTIES (as defined in the Main Finance Documents (as defined below),

on the other side.

Kabel Deutschland GmbH, Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG, Kabel Deutschland Vertrieb und Service GmbH & Co. KG and Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG (referred to at (1) to (4) (each inclusive) above) are hereinafter individually referred to as a Security Grantor and collectively referred to as the Security Grantors.

The Security Grantors, the Finance Parties (as defined below) and the Security Agent are hereinafter collectively referred to as the Parties.

BACKGROUND

(A)	This Agreement is supplemental to and amends and restates

(a)	the global assignment agreement dated 12 May 2006 made between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as assignor and, amongst others, the Security Agent as assignee relating to the assignment of certain receivables, rights and claims held or to be held by Kabel Deutschland Vertrieb und Service GmbH & Co. KG,

(the Global Assignment Agreement);

(b)	the security transfer agreement dated 12 May 2006 made between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as transferor and the Security Agent as transferee relating to the transfer of certain Security Assets (as defined therein),

(the Security Transfer Agreement);

(c)	the security transfer agreement in relation to the digital network dated 29 January 2007 between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as transferor and the Security Agent relating to the transfer of certain Security Assets (as defined therein),

(the Digital Network Security Transfer Agreement); and

(d)	the security trust agreement dated 12 May 2006 made between, amongst others, Kabel Deutschland GmbH and Kabel Deutschland Vertrieb und Service GmbH & Co. KG as security grantors, the Security Agent and the other Finance Parties as beneficiaries, pursuant to which, inter alia, the Security Agent has been appointed to act as a trustee (Treuhänder) under German law in relation to each of the German law governed security documents,

(the Security Trust Agreement)

(the Global Assignment Agreement, the Security Transfer Agreement, the Digital Network Security Transfer Agreement and the Security Trust Agreement hereinafter individually referred to as a Security Document and collectively referred to as the Security Documents), that have been entered into in connection with an English law governed senior credit agreement originally dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, arranged by The Royal Bank of Scotland plc, Deutsche Bank AG London, Goldman Sachs International and J.P. Morgan plc as mandated lead arrangers and made between, amongst others, Kabel Deutschland Vertrieb und Service GmbH & Co. KG as borrower and The Royal Bank of Scotland plc as facility agent and the Security Agent (the Credit Agreement).

(B)	The Lenders (as defined below) have consented to an amendment to the Credit Agreement contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) (the Credit Agreement and the Credit Agreement Amendment Letter are collectively referred to as the Main Finance Documents) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement has been amended and supplemented.

(C)	It is a condition to the Lenders (as defined in the Credit Agreement) consenting to the terms of, inter alia, the Credit Agreement Amendment Letter that the Security Grantors enter into this Agreement.

(D)	The Security Agent, the Finance Parties and each of the Security Grantors have consented to the amendments and restatements to the Security Documents in connection with the Main Finance Documents.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

Capitalised terms defined in the Main Finance Documents and/or the Security Documents have, unless expressly otherwise defined in this Agreement, the same meaning in this Agreement as therein. In case of any discrepancy, the definition used in the respective Security Document shall prevail.

1.2	Construction

The principles of construction set out in the Main Finance Documents and/or the Security Documents will have effect as if set out in this Agreement.

2.	AMENDMENTS

2.1	Subject as set out below, the Global Assignment Agreement will be amended and restated with immediate effect so that it reads as set out in Schedule 1 (Amended and Restated Form of the Global Assignment Agreement).

2.2	Subject as set out below, the Security Transfer Agreement will be amended and restated with immediate effect so that it reads as set out in Schedule 2 (Amended and Restated Form of the Security Transfer Agreement).

2.3	Subject as set out below, the Digital Network Security Transfer Agreement will be amended and restated with immediate effect so that it reads as set out in Schedule 2 (Amended and Restated Form of the Digital Network Security Transfer Agreement).

2.4	Subject as set out below, the Security Trust Agreement will be amended and restated with immediate effect so that it reads as set out in Schedule 4 (Amended and Restated Form of the Security Trust Agreement).

2.5	The Parties agree that with immediate effect any and all references to any of the Security Documents in any of the Finance Documents (as defined in each of the Main Finance Documents) shall be references to the Security Documents as amended and restated pursuant to this Agreement.

3.	REPRESENTATIONS

3.1	Representations

The representations set out in this Clause are made by each of the Security Grantors on the date of this Agreement to the Security Agent.

3.2	Powers and authority

Each of the Security Grantors has the power to enter into and perform, and has taken all necessary action to authorise the entry into and performance of this Agreement and the transactions contemplated by this Agreement.

3.3	Legal validity

Subject to any general principles of law limiting its obligations, this Agreement constitutes each of the Security Grantors’ legally binding, valid and enforceable obligation and is in the proper form for enforcement in Germany.

3.4	Non-conflict

The entry into and performance by each of the Security Grantors of, and the transactions contemplated by, this Agreement do not and will not conflict with:

(a)	any law or regulation applicable to the relevant Security Grantor;

(b)	the relevant Security Grantor’s constitutional documents; or

(c)	any document which is binding upon the relevant Security Grantor or any of its assets.

3.5	Authorisations

All authorisations required by each of the Security Grantors in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Agreement have been obtained or effected (as appropriate) and are in full force and effect.

4.	SEVERABILITY

If a term of this Agreement or any part thereof is or becomes illegal, invalid or unenforceable in any jurisdiction, that will not affect:

(a)	the legality, validity or enforceability in that jurisdiction of any other term of this Agreement; and

(b)	the legality, validity or enforceability in other jurisdictions of that or any other term of this Agreement.

5.	MISCELLANEOUS

(a)	This Agreement is a Finance Document under each of the Main Finance Documents.

(b)	Subject to the terms of this Agreement, the Security Documents will remain in full force and effect and with immediate effect the Security Documents and this Agreement will be read and construed as one document.

6.	COUNTERPARTS

This Agreement may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

7.	GOVERNING LAW

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of the Federal Republic of Germany.

8.	JURISDICTION

The place of jurisdiction (including for any non-contractual obligations arising out of or in connection with this Agreement) for all Parties shall be Frankfurt am Main, Federal Republic of Germany. The Security Agent, however, shall also be entitled to take legal action against any Security Grantor before any other competent court of law having jurisdiction over the relevant Security Grantor or any of its assets.

SIGNATORIES

The Security Grantors

KABEL DEUTSCHLAND GMBH

By:

/s/ Paul Thomason

/s/ Dr. Adrian von Hammerstein

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

By:

/s/ Paul Thomason

/s/ Dr. Adrian von Hammerstein

KABEL DEUTSCHLAND VERTRIEB UND SERVICE BETEILIGUNGS GMBH & CO. KG

By:

/s/ Paul Thomason

/s/ Dr. Adrian von Hammerstein

KABEL DEUTSCHLAND VERMÖGEN BETEILIGUNGS GMBH & CO. KG

By:

/s/ Paul Thomason

/s/ Dr. Adrian von Hammerstein

The Security Agent

THE ROYAL BANK OF SCOTLAND PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

The other Finance Parties

COMMERZBANK AG LONDON BRANCH

By: Ms. Karen Cellarius as attorney-in-fact

/s/ Karen Cellarius

DEUTSCHE BANK AG, LONDON BRANCH

By: Mr. André Melchert as attorney-in-fact

/s/ André Melchert

WEST LB AG, LONDON BRANCH

By: Mr. Jens Gölz as attorney-in-fact

/s/ Jens Gölz

ABSALON CREDIT FUND PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

ADAGIO II CLO PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

ADAGIO III CLO PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

AEGON LEVENSVERZEKERING NV

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

ALLIED IRISH BANKS PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

ALPSTAR CLO 1 PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

ALZETTE EUROPEAN CLO S.A.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

AQUILAE CLO I PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

AVOCA CLO II B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

AVOCA CLO III PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

AVOCA CLO IV PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

AVOCA CLO IX LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

AVOCA CLO V PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

AVOCA CLO VI PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

AVOCA CLO VII PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

AVOCA CREDIT OPPORTUNITIES PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

AXIUS EUROPEAN CLO S.A.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

BABSON CAPITAL EUROPEAN SENIOR LOANS LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

BANK OF SCOTLAND PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

BARCLAYS BANK PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

BNP PARIBAS S.A. PARIS

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

BOYNE VALLEY B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

CADOGAN SQUARE CLO II B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

CAIRN CLO I B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

CAIRN CLO II B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

CALYON DEUTSCHLAND

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

CELF LOAN PARTNERS B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

CELF LOAN PARTNERS II PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

CELF LOAN PARTNERS IV PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

CELF LOAN PARTNERS V LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

CELF LOW LEVERED PARTNERS PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

CELF PARTNERSHIP LOAN FUNDING 2008-I LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

CHEYNE CREDIT OPPORTUNITY CDO I B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

CITIBANK INTERNATIONAL PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

CLARE ISLAND B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

CLARENVILLE CDO S.A.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

CLAVOS EURO CDO LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

CONFLUENT I LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

COUGAR CLO I PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

COUGAR CLO II B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

CREDIT SUISSE INTERNATIONAL

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

DOVER CREDIT LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

DUCHESS I CDO S.A.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

DUCHESS III CDO S.A.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

DUCHESS IV CLO B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

DUCHESS V CLO B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

DUCHESS VI CLO B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

DUCHESS VII CLO B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

EATON VANCE CDO VII PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

EATON VANCE CDO X PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

EGRET FUNDING CLO 1 PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

EUROCREDIT CDO I B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

EUROCREDIT CDO III B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

EUROCREDIT CDO IV PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

EUROCREDIT CDO V PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

EUROCREDIT CDO VI PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

EUROCREDIT CDO VII PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

EUROCREDIT CDO VIII LTD.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

EUROCREDIT INVESTMENT FUND 1 PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

EUROCREDIT OPPERTUNITIES PARALLEL FUNDING 1 LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

EURO-GALAXY CLO B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

EURO-GALAXY II CLO B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

EUROLOAN CLO I B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

EUROPEAN ENHANCED LOAN FUND, S.A.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

FORTIS FLEXI III SENIOR SECURED BANK LOAN FUND MOGLIANO

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

FUGU CLO B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

FUTURE FUND BOARD OF GUARDIANS

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

GE CORPORATE FINANCE BANK SAS

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

GILLESPIE CLO PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

GLOBAL SENIOR LOAN INDEX FUND 1 B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

GOLDENTREE CREDIT OPPORTUNITIES FINANCING I LTD.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

GOLDENTREE HIGH YIELD VALUE MASTER FUND, L.P.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

GOLDMAN SACHS CREDIT PARTNERS L.P.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

GREEN PARK CDO B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

GROSVENOR PLACE CLO I B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

GROSVENOR PLACE CLO II B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

GROSVENOR PLACE CLO III B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

GS EUROPEAN PERFORMANCE FUND LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HALCYON STRUCTURED ASSET MANAGEMENT CLO 2008-II B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HAMLET I LEVERAGED LOAN FUND B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HARBOURMASTER CLO 10 B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HARBOURMASTER CLO 11 B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HARBOURMASTER CLO 4 B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HARBOURMASTER CLO 5 B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HARBOURMASTER CLO 6 B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HARBOURMASTER CLO 7 B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HARBOURMASTER CLO 8 B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HARBOURMASTER CLO 9 B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HARBOURMASTER LOAN CORPORATION B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HARBOURMASTER LOAN FUNDING 2 LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HARBOURMASTER LOAN FUNDING LTD

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HARBOURMASTER PRO RATA CLO 3 B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HARVEST CLO V PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HARVEST CLO II S.A.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HARVEST CLO III PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HARVEST CLO IV PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HARVEST CLO I S.A.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HIGHLANDER EURO CDO B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HIGHLANDER EURO CDO II B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HIGHLANDER EURO CDO III B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HIGHLANDER EURO CDO IV B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HOLLANDSCHE BANK UNIE N.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HSBC BANK PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

HYDE PARK CDO B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

ING BANK N.V. AMSTERDAM

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

INSIGHT INVESTMENT DISCRETIONARY FUNDS ICVC, UK CORPORATE ALL MATURITIES BOND FUND

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

INSIGHT INVESTMENT DISCRETIONARY FUNDS ICVC, UK CORPORATE LONG MATURITIES BOND FUND

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

INSIGHT LDI SOLUTIONS PLUS PLC, IN RESPECT OF THE INSIGHT LOAN FUND

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

INSTITUTIONAL LOANS EUROPE PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

INTERCONTINENTAL CDO S.A.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

IRON HILL CLO LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

JPMORGAN CHASE BANK, N.A.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

JUBILEE CDO II B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

JUBILEE CDO III B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

JUBILEE CDO IV B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

JUBILEE CDO IX B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

JUBILEE CDO VII B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

KBC FINANCE IRELAND

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

KÖNIGINSTRASSE I S.A.R.L

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

LAURELIN B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

LAURELIN II B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

LEOPARD CLO III B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

LEOPARD CLO IV B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

LEOPARD CLO V B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

LEVERAGED FINANCE EUROPE CAPITAL I B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

LEVERAGED FINANCE EUROPE CAPITAL II B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

LEVERAGED FINANCE EUROPE CAPITAL III B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

LEVERAGED FINANCE EUROPE CAPITAL IV B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

LEVERAGESOURCE III S.À.R.L.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

LIGHTPOINT PAN-EUROPEAN CLO 2006 PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

LIGHTPOINT PAN-EUROPEAN CLO 2007-1 PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

M&G BROAD EUROPEAN LOAN FUND LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

M&G DYNAMIC EUROPEAN LOAN FUND LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

M&G EUROPEAN CORPORATE BOND FUND

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

M&G EUROPEAN HIGH YIELD BOND FUND

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

M&G EUROPEAN LOAN FUND LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

M&G PROGRESSIVE EUROPEAN LOAN FUND LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

M&G SECURED DEBT FUND LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

MACQUARIE BANK LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

MAGI FUNDING I PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

MALIN CLO B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

MARQUETTE US/EUROPEAN CLO PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

MERCATOR CLO I PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

MERRILL LYNCH INTERNATIONAL

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

METROPOLITAN LIFE INSURANCE COMPANY

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

MIZUHO CORPORATE BANK, LTD

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

MORGAN STANLEY INVESTMENT MANAGEMENT CONISTON B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

MORGAN STANLEY INVESTMENT MANAGEMENT GARDA B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

MORGAN STANLEY INVESTMENT MANAGEMENT MEZZANO B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

MOSELLE CLO S.A.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

NASH POINT CLO

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

NATIXIS S.A.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

NEPTUNO CLO I B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

NEPTUNO CLO III B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

NEXUM LOANS SICAV

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

OAK HILL EUROPEAN CREDIT PARTNERS I PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

OCI EURO FUND I B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

PANTHER CDO III B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

PANTHER CDO V B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

PETRUSSE EUROPEAN CLO S.A.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

PIMCO CAYMAN EUROPEAN HIGH YIELD FUND

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

PIMCO LOAN OPPORTUNITIES FUND I L.P.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

PUMA CLO I B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

QUEEN STREET CLO I B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

QUEEN STREET CLO II B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

RACE POINT III CLO LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

REGENT’S PARK CDO B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

RMF EURO CDO III PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

RMF EURO CDO IV PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

RMF EURO CDO S.A.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

RMF EURO CDO V PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

SANKATY MANAGED ACCOUNT (PSERS), L.P.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

SANKATY SENIOR LOAN FUND, L.P.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

SCULPTOR HOLDINGS II S.A.R.L.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

SKELLIG ROCK B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

ST. JAMES’S PARK CDO B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

STATIC LOAN FUNDING 2007-I LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

STICHTING MARS PENSIOENSFONDS

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

STICHTING PENSIOENFONDS ABP

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

STICHTING SHELL PENSIOENFONDS

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

STRAWINSKY I PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

TARA HILL B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

THE MARS ASSOCIATES’ RETIREMENT PLAN

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

THE PUBLIC SCHOOL RETIREMENT SYSTEM OF MISSOURI

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

THE ROYAL BANK OF SCOTLAND PLC, FRANKFURT BRANCH

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

THE ROYAL BANK OF SCOTLAND PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

THE SUMITOMO TRUST AND BANKING CO., LTD

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

THESEUS EUROPEAN CLO S.A.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

TRIMAST HOLDING SARL

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

UBS LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

UNIVERSAL CREDIT S.A. (COMPARTMENT A)

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

UNIVERSAL CREDIT S.A. (COMPARTMENT U)

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

VERSAILLES CLO M.E. I PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

VIRGINIA RETIREMENT SYSTEM

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

WINDMILL CLO I LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

WOOD STREET CLO 1 B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

WOOD STREET CLO 1I B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

WOOD STREET CLO II1 B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

WOOD STREET CLO 1V B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

WOOD STREET CLO V B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

WOOD STREET CLO V1 B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

XELO II P LC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

XELO VI LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

DEKABANK DEUTSCHE GIROZENTRALE

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

DRYDEN IX-SENIOR LOAN FUND 2005 P.L.C.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

DRYDEN X EURO CLO 2005 PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

DRYDEN XIV EURO CLO 2006 PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

DRYDEN XV EURO CLO 2006 PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

GOLDENTREE EUROPEAN FINANCING B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

NOMURA INTERNATIONAL PLC

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

BLACKROCK GLOBAL FLOATING RATE INCOME TRUST

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

BLACKROCK SENIOR INCOME SERIES V LIMITED

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

GSO DOMESTIC CAPITAL FUNDING (LUXEMBOURG) SARL

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

LEOPARD CLO I B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

LEOPARD CLO II B.V.

By: Mr. Stefan Kuhm as attorney-in-fact

/s/ Stefan Kuhm

SCHEDULE 1

AMENDED AND RESTATED FORM OF THE GLOBAL ASSIGNMENT AGREEMENT

GLOBAL ASSIGNMENT AGREEMENT

12 May 2006

AS AMENDED AND RESTATED BY A SUPPLEMENTAL AGREEMENT DATED 4 FEBRUARY 2010

between

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

as Assignor

and

THE ROYAL BANK OF SCOTLAND PLC

as Security Agent

Allen & Overy LLP

THIS GLOBAL ASSIGNMENT AGREEMENT (the Agreement) is made originally on 12 May 2006, as amended and restated by a supplemental agreement dated 4 February 2010

BETWEEN:

(1)	KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902

(the Assignor); and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Agent).

The Assignor and the Security Agent are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Lenders (as defined below) have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(B)	The Security Agent is the joint and several creditor (together with, inter alia, any and all of the Finance Parties (as defined below) of each and every payment obligation of any Obligor (as defined below) towards each and any of, inter alia, the Finance Parties (as defined below) under the Finance Documents (as defined below) and accordingly the Security Agent will have its own independent right to demand performance by the relevant Obligor (as defined below) of those obligations when due (the Joint and Several Creditor Claim).

(C)	It is a condition to the Lenders consenting to the terms of, inter alia, the Credit Agreement Amendment Letter that the Assignor enters into this Agreement.

(D)	The other Finance Parties (as defined below) have appointed the Security Agent to act as their security trustee under German law (Treuhänder) pursuant to and in accordance with the Security Trust Agreement (as defined below) in relation to the security provided hereunder.

1

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Acquisition means

(a)	any one or more acquisition by KDVS of assets comprising cable television networks and/or subscribers and/or related assets (and/or shares or equity interests in persons owning such assets (directly or indirectly)) from members of the Orion Group or from persons in which members of the Orion Group have a significant equity interest; and

(b)	any acquisition under the Tele Columbus/ewt SPA.

Additional Borrower means a member of the Group which becomes a borrower under the Credit Agreement after the date of this Agreement.

Additional Facility means an Add-On Facility or an External Facility.

Add-On Facility Accession Agreement means

(a)	the Tele Columbus/ewt Add-On Facility Accession Agreement;

(b)	any Add-on Facility Accession Agreement – Facility A1;

(c)	any Add-on Facility Accession Agreement – Facility C1; and

(d)	any other accession deed pursuant to which any person or entity accedes to the Credit Agreement as provider of an Add-On Facility.

Add-On Facility Accession Agreement – Facility A1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which the Facility A1 shall be made available.

Add-On Facility Accession Agreement – Facility C1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C1 shall be made available.

Add-On Facility means

(a)	the Facility A1;

(b)	the Facility C;

(c)	the Facility C1;

(d)	any loan facility which refinances any and all outstandings under the Facility B of the Credit Agreement; and

2

(e)	any other additional loan facility provided under the Credit Agreement which has Eligible Terms.

Add-On Facility Lender means:

(a)	an Original Add-On Facility Lender; or

(b)	any person or entity which has become a lender under an Add-On Facility.

Administrative Party means a Mandated Lead Arranger, the Facility Agent or the Security Agent.

Ancillary Facility means any facility or financial accommodation (including any overdraft, foreign exchange, guarantee, bonding, documentary or standby letter of credit, credit card or automated payments facility) established by a Lender in place of all or parts of its respective facility commitment.

Ancillary Facility Document means any document evidencing any Ancillary Facility.

Ancillary Lender means any lender providing for an Ancillary Facility.

Ancillary Outstandings means, at any time and with respect to any Ancillary Facility of any Ancillary Lender, the aggregate of all of the following amounts (as calculated by that Ancillary Lender) outstanding at that time under that Ancillary Facility:

(a)	all amounts of principal then outstanding under any overdraft, cheque drawing or other account facilities determined on a gross basis unless such facilities are made available on the basis of netting arrangements satisfactory to the Ancillary Lender in which case, such outstanding principal amounts shall be determined on the net debt basis used by that Ancillary Lender;

(b)	the maximum potential liability (excluding amounts stated to be in respect of interest and fees) under all guarantees, bonds and letters of credit then outstanding under that Ancillary Facility; and

(c)	in respect of any other facility or financial accommodation, such other amount (excluding interest and similar charges) as fairly represents the aggregate exposure of that Ancillary Lender under that facility or accommodation, as reasonably determined by that Ancillary Lender from time to time in accordance with its usual banking practice for facilities or accommodation of the relevant type.

BGB means the German Civil Code (Bürgerliches Gesetzbuch).

Borrower means KDVS or an Additional Borrower.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and Frankfurt am Main and which is also a TARGET Day.

Claim(s) means any and all present and future receivables and any other rights and claims, including but not limited to any non-monetary claims, the Assignor holds

(a)	against all clients, purchasers or suppliers or any of them, whether resulting from its present or future business or from any other cause at law;

(b)	under any Insurance Policy,

3

in each case, including, without limitation, damage claims (Schadensersatzansprüche) or claims resulting from unjust enrichment (ungerechtfertigte Bereicherung). To the extent that such Claims are in existence or outstanding at the time this Agreement comes into force, such Claims are referred to as the Existing Claims, and if such Claims will only come into existence in the future they are referred to as the Future Claims.

Commitment Letter means the commitment letter dated on or about the date of the Credit Agreement between the Mandated Lead Arrangers, the Original Lenders, KDG and KDVS.

Compliance Certificate means any compliance certificate issued or to be issued by any Obligor in connection with the Credit Agreement setting out the compliance with certain financial ratios and/or covenants.

Core Business means:

(a)	the provision of cable related services in Germany over the cable network of the Group and services ancillary thereto (for the avoidance of doubt including analogue television, digital television, telephony and internet access);

(b)	any other business carried on by the Group as at the date of the Credit Agreement; and

(c)	the provision of administrative and information technology services incidental to the businesses identified in paragraphs (a) and (b) above.

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, the Security Agent, KDVS, KDG and the Original Lenders providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 Add-On Facilities.

Debtor means each debtor in respect of a Claim and Debtors means all such debtors.

Effective Date shall have the meaning ascribed to that term in the Release Agreement.

Eligible Terms means, in respect of any Additional Facility:

(a)	the final maturity date of that Additional Facility must be a date not earlier than falling at least six months after 31 March 2014 (except that the Facility A1 and Facility C1 and any revolving facility provided under and/or in connection with the Credit Agreement may have a maturity date of 31 March 2014);

(b)	there must be no amortisation required in respect of that Additional Facility;

(c)	subject to paragraph (d) below, that Additional Facility must be a term facility (which, in the case of an External Facility, may include notes, bonds or any other term credit arrangement which is not capable, by its terms, of being repaid or prepaid and redrawn before the date falling at least six months after 31 March 2012 (it being acknowledged that such arrangement may have customary change of control, voluntary prepayment, asset sale and similar prepayment provisions)); and

(d)	the purpose must be to fund a Permitted Acquisition or to refinance all or part of any facility (including without limitation the Facility B) or to replace any commitment under the Credit Agreement, and for the avoidance of any doubt, an Additional Facility which refinances the Facility B or replaces a commitment in relation to the Facility B may be a revolving facility;

4

(e)	(in the case of an Additional Facility the purpose of which is to fund a Permitted Acquisition) the principal amount of that Additional Facility (together with the principal amount of all other Additional Facilities) may not exceed the maximum amount which, if fully utilised on the date of completion of the relevant Permitted Acquisition, would not result in any breach of certain financial covenant ratios;

(f)	the liabilities of the obligors thereunder are to be treated and rank as a senior debt under the Priority Agreement and to have the benefit of all relevant Security Documents (whether through execution of new documents or amendment to existing documents) or (in each case) to have such lower ranking as is agreed by all the lenders of that Additional Facility. For these purposes relevant Security Documents means Security Documents comprising the same assets and shares comprised in Security Documents executed prior to the establishment of that Additional Facility, it being acknowledged that prior-ranking Security Documents will remain in place (with the proceeds of enforcement of all Security Documents subject to the sharing provisions of the Priority Agreement).

Escaline means Escaline S.à r.l., a limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its business address at: 46A, Avenue John F. Kennedy, Luxembourg and being registered with the Luxembourg trade register under registration number B 111 789.

Euro, euro, EUR or € means the single European currency introduced 1 January 1999.

Existing Facility means the €2,600,000,000 facilities made available under an amended and restated credit agreement originally dated 29 March 2004 between, amongst others, KDVS as borrower and Deutsche Bank AG as facility agent.

External Facility means any credit agreement which has Eligible Terms.

Event of Default means an event of default under any of the Finance Documents, which entitles the Facility Agent to declare that all or part of any amounts outstanding under the Finance Documents or any of them are immediately due and payable, or payable on demand.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Facility A is a term loan facility made available under the terms of the Credit Agreement.

Facility A1 means the English law governed up to EUR 1,150,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under the Facility A.

Facility B is a revolving credit facility made available under the terms of the Credit Agreement.

Facility C means the English law governed EUR 650,000,000 term loan facility made or to be made available to KDVS for the purposes of paying any of its payment obligations in connection with the Acquisition.

5

Facility C1 means the English law governed up to EUR 650,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under Facility C.

Fee Letter means any letter entered into by reference to the Credit Agreement between one or more Administrative Parties and an Obligor setting out the amount of certain fees which are payable, inter alia, in relation to the Credit Agreement.

Finance Document means:

(a)	the Credit Agreement;

(b)	the Commitment Letter;

(c)	a Fee Letter;

(d)	an Obligor Accession Deed;

(e)	a Transfer Certificate;

(f)	an Ancillary Facility Document;

(g)	the Hedging Letter;

(h)	an Add-On Facility Accession Agreement;

(i)	a Hedging Document;

(j)	a Security Document;

(k)	the Priority Agreement;

(l)	a Compliance Certificate;

(m)	a Request; and

(n)	any other document designated as such by the Facility Agent and KDG.

Finance Party means an Administrative Party, an Underwriter, a Lender or a Hedging Bank.

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries (but excluding any Unrestricted Subsidiary).

Hedging Letter means a letter dated on or about the original date of the Credit Agreement between KDG, the Mandated Lead Arrangers and the Facility Agent relating to the interest and currency hedging to be effected by the Group and any other letter designated as such by KDG and the Facility Agent which amends or supplements the terms of that letter.

Hedging means any interest rate or currency swap, derivative transaction or hedging facility.

Hedging Bank means:

(a)	each Original Hedging Bank; or

6

(b)	each party (other than an Obligor) which shall at any relevant time be or become a party to any Hedging Document.

Hedging Document means

(a)	each master agreement, confirmation or other document evidencing any Hedging provided by a Hedging Bank to an Obligor; or

(b)	otherwise entered into on the basis that under the terms of the Finance Documents any party to such document (other than an Obligor) in such regard becomes entitled to the benefit of, among other things, any security interest created under this Agreement.

Insurance Policy means any (existing or future) contract and policy of insurance subject to German Law (including, for the avoidance of doubt all cover notes (Deckungszusagen)) of whatever nature (other than liability insurance claims (Haftpflichtversicherungsansprüche), any insurance policies in relation to any Security Asset (each as defined in the Security Transfer Agreement) or claims arising under insurance policies entered into for the benefit of the Assignor’s employees) which are from time to time taken out by or on behalf of the Assignor or (to the extent of such interest) in which the Assignor has an interest including, without limitation, those specified in Schedule 3 hereto.

Insurer means any insurance company or other entity entering into an Insurance Policy.

KDG means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

KDG Merger means a merger (whether by way of statutory merger, collapse merger or by any other cause at law) between KDVS and KDG.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Lender means:

(a)	any Original Lender;

(b)	any Original Add-On Facility Lender; or

(c)	any person which becomes a lender after the date of this Agreement,

but only for so long as it has any outstanding commitment or participation in any loan provided under the Credit Agreement or Ancillary Outstanding or any amount is owed to it (whether actually or contingently) in its capacity as lender.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

7

(d)	J.P. Morgan plc.

Obligor means KDG or a Borrower.

Obligor Accession Deed means a deed of accession pursuant to which any person or entity accedes, inter alia, to the Credit Agreement as Additional Borrower.

Original Add-On Facility Lender means each of the entities listed in Schedule 4 Part 2 of this Agreement.

Original Finance Party means

(a)	each Administrative Party,

(b)	each Underwriter,

(c)	each Original Lender, and

(d)	each Original Hedging Bank.

Original Hedging Bank means each of:

(a)	Goldman Sachs International;

(b)	Morgan Stanley Capital Services Inc.;

(c)	Société Générale;

(d)	Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.;

(e)	The Royal Bank of Scotland plc;

(f)	BNP Paribas S.A.;

(g)	Deutsche Bank AG, London;

(h)	HSBC Bank plc;

(i)	Calyon S.A.; and

(j)	Bank of Scotland plc.

Original Lender means each of the entities listed in Schedule 4 Part 1 of this Agreement.

Orion Group means, at any time, companies or other persons directly or indirectly controlled by Escaline or any of its subsidiaries at that time.

Permitted Acquisition means any one or more acquisitions by KDVS, and following the effectiveness of the KDG Merger the surviving entity of such KDG Merger, or any of its wholly-owned Subsidiaries (except for any Unrestricted Subsidiary) of any issued voting share capital or other ownership interests in a limited liability company or limited liability partnership or of any existing business carried on as a going concern where the acquired company or partnership and each of its material Subsidiaries carries on its business, or the acquired business is carried on, principally in the Core Business in Germany provided that, inter alia, the consideration for such acquisition does not exceed, when aggregated with the considerations for each other such permitted acquisitions since the date of the Credit Agreement, Euro 800,000,000.

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Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Facility Agent and the Lenders are parties in connection with the Credit Agreement.

Release Agreement means the release agreement dated 28 April 2006 made between KDG and KDVS as released parties, Deutsche Bank AG London as releasing party and the Security Agent in relation to the release of certain security interests constituted under accessory and non-accessory security granted in connection with the Existing Facility.

Request means any request for the draw down of any credit facility under the Credit Agreement by any Obligor.

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of any of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any Joint and Several Creditor Claim, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties (or any of them) in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Document means any document evidencing or creating security over any asset of any Obligor to secure any obligation of any Obligor to a Finance Party under any Finance Document referred to under (a) to (i) and (k) to (n) of the definition of “Finance Document”.

Security Transfer Agreement means the security transfer agreement originally dated 12 May 2006 between KDVS as transfer and the Security Agent as transferee in relation to the transfer of certain assets.

Security Trust Agreement means the agreement originally dated 12 May 2006, as amended and supplemented by a supplemental agreement in relation to certain German security documents dated on or about the date of this Agreement, between, amongst others, KDG and KDVS as security grantors, the Security Agent and the other Finance Parties pursuant to which, inter alia, the Security Agent has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

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Tele Columbus/ewt Add-On Facility Accession Agreement means the English law governed add-on facility accession agreement dated 24 October 2007 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C has been made available.

Tele Columbus/ewt SPA means the German law governed share purchase agreement dated 17/18 September 2007 (Roll of Notarial Deeds No. 1049/2007) of notary public Dr. Gerhard Limberger, having his offices in Frankfurt a.M., Germany), as amended by notarial deeds No. 1050/2007 and 1051/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed no. 691/2007 of notary public Dr. Wolfgang Hauser, Frankfurt a.M., as further amended by notarial deed No. 1679/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed No. 217/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M. and as amended by an amendment and substation agreement dated 18 April 2008 (A. Prot. 2008/55 of the notary public Ayesha Curmally, Basel, Switzerland) the Substitution Agreement) made between Kabel Deutschland Erste Beteiligungsgesellschaft mbH as original purchaser (now replaced by the terms of the Substitution Agreement by KDVS as new purchaser) and Tele Columbus GmbH and ewt Holding GmbH as sellers pursuant to which all shares in, inter alia, the Companies have been sold to Kabel Deutschland Erste Beteiligungsgesellschaft mbH as purchaser (now replaced by KDVS as purchaser pursuant to the terms of the Substitution Agreement).

Underwriter means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs Credit Partners L.P.; and

(d)	JPMorgan Chase Bank, N.A.

Unrestricted Subsidiary means any Subsidiary of KDVS or KDG (which is not an Obligor) nominated by KDVS to the Facility Agent at any time when no Event of Default is outstanding.

TARGET Day means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open for the settlement of payments in Euro.

Transfer Certificate means any transfer certificate pursuant to which any rights under the Credit Agreement shall be transferred by novation or otherwise to any new lender.

1.2	Construction

(a)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Agent means the Security Agent acting as agent for and on behalf of the Finance Parties unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)	Where the context so admits, the singular includes the plural and vice versa.

(c)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

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(b)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

(c)	Unless otherwise defined herein or unless the context otherwise requires, terms defined or referred to in the Credit Agreement shall have the same meaning when used herein.

2.	ASSIGNMENT

2.1	The Assignor hereby assigns for security purposes all of the Claims to the Security Agent. In the event that the Assignor maintains a current account arrangement (Kontokorrentverhältnis) with regard to any of the Claims, this assignment includes all claims from any existing or future current account balances, the right to determine the net balance and the right to terminate the current account relationship. The Assignor will not enter into new current account arrangements in respect of the Claims during the term of this Agreement without the prior written consent of the Security Agent, such consent not be unreasonably withheld.

2.2	The Security Agent accepts the assignment of the Claims.

2.3	The Existing Claims shall pass over to the Security Agent on execution of this Agreement, and any Future Claims shall pass over to the Security Agent on the date such Future Claims arise.

2.4	Together with the Claims any other rights pertaining thereto are transferred to the Security Agent. To the extent that any security interest securing the Claims is not transferred as a matter of law the Assignor hereby assigns and transfers such security interest to the Security Agent and the Security Agent hereby accepts such assignment and transfer.

2.5	Insofar as additional declarations or actions are necessary for the perfection of the security interest to be granted hereunder or the rights mentioned in Clause 2.4 (Assignment) above, the Assignor shall, at the Security Agent’s request, make such declarations or undertake such actions.

2.6	In case the Assignor receives any kind of cheques (Schecks), bills of exchange (Wechsel), notes or commercial papers for the settlement of the assigned Claims, the Assignor herewith assigns and transfers all rights and claims in respect of such cheques, bills of exchange, notes and commercial papers to the Security Agent. The Security Agent accepts such assignment and transfer.

2.7	The Assignor herewith also confirms and acknowledges the release and assignment of any and all claims and rights from Deutsche Bank AG London to the Security Agent pursuant to the terms of the Release Agreement and according to the Assignor’s instructions upon the occurrence of the Effective Date which the Security Agent shall hold pursuant to and in accordance with the terms of this Agreement.

3.	SECURITY PURPOSE

The Claims shall serve as collateral in order to secure the prompt and complete satisfaction and discharge in full of any and all Secured Claims.

4.	LIST OF CLAIMS

4.1

The Assignor shall provide the Security Agent at monthly intervals on no later than the 5th Business Day following the end of a monthly period for the preceding monthly period, or, if an Event of Default has occurred, upon request by the Security Agent at shorter intervals , with a list of those Claims which, according to the Assignor’s bookkeeping, were still outstanding at the end of the previous monthly period or any shorter interval as appropriate. Unless otherwise agreed, the list shall show the names and addresses of the Debtors as well as the outstanding amounts and the due

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dates for payment. The Assignor shall use any reasonable efforts to indicate whether the assignment of a Claim is prohibited or requires the express consent of the relevant Debtor and whether any Debtors have counterclaims that could be set off against the Assignor’s Claim. In the event that any such counterclaims exist, the list should include such counterclaims. Moreover, the Assignor shall use any reasonable efforts to indicate those Claims which for legal or factual reasons cannot be asserted immediately, in which case such reasons shall be indicated.

4.2	The Assignor shall have the right to deliver the list of its Claims on a readable and compatible disk or other electronic data storage medium. The Security Agent will contact the Assignor from time to time with a view to agreeing the necessary details.

4.3	For the avoidance of doubt, the Security Agent shall also be entitled to any and all Claims if for any reason whatsoever any Claims are not or incompletely contained in the list presented to the Security Agent.

4.4	If the Assignor employs a third party for its bookkeeping and/or data-processing, the Assignor hereby irrevocably authorises the Security Agent to obtain the lists of Claims directly from such third party at the Assignor’s expense. The Assignor hereby undertakes to instruct the third party to provide the Security Agent promptly upon the Security Agent’s demand with such lists.

5.	THE ASSIGNOR’S RIGHT

The Assignor shall have the right to collect and recover the Claims and to take all measures and enter into all agreements with the respective Debtors and/or Insurers in the ordinary course of business (such right referred to as the Authorisation). The Assignor may in particular grant discounts or indulgence to Debtors or the respective Insurer and/or enter into settlement agreements. The Assignor shall in doing so act with the care of an orderly acting merchant (Sorgfalt eines ordentlichen Kaufmannes). The Security Agent may revoke the Authorisation at any time after (i) an Event of Default has occurred and (ii) the FacilityAgent has delivered a notice declaring an Event of Default and declaring that all or part of any amounts outstanding under the Finance Documents are due and payable.

6.	DISCLOSURE AND NOTIFICATION

6.1	Disclosure and Notification to Debtors

(a)	The Security Agent is entitled to disclose the assignment constituted by this Agreement to the Debtors if (i) an Event of Default has occurred and (ii) the Facility Agent has delivered a notice declaring an Event of Default and declaring that all or part of any amounts outstanding under the Finance Documents are due and payable. For the purpose of disclosing the assignment constituted by this Agreement, the Security Agent may demand from the Assignor for each Debtor a signed notification letter in the form of Schedule 1 Part 1 (including the Form of Acknowledgement in the form of Schedule 1 Part 2) addressed to the respective Debtor upon the occurrence of an Event of Default.

(b)	The Assignor undertakes to forward to the Security Agent promptly at its request notification letters executed in blank for the purpose of notifying the Debtor(s) of the assignment of the respective Claims. The Assignor hereby authorises the Security Agent to copy blank notification certificates signed by the Assignor upon the occurrence of an Event of Default.

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6.2	Disclosure and Notification to Insurers

The Assignor undertakes to notify the relevant Insurer(s) of this Agreement and of the assignment of any rights and claims under the respective Insurance Policy and to provide the Security Agent with a copy of such notification and the requested return receipt. Notwithstanding such assignment the Assignor will continue to be obliged under the Insurance Policies with the proviso that the Assignor is not entitled to terminate any of the Insurance Policies without the prior written consent of the Security Agent. Insofar as additional declarations and actions are necessary for the assignment of the insurance claims the Transferor shall, at the Security Agent’s request, make such additional declarations or undertake such actions.

7.	ASSIGNMENT OF CLAIMS AGAINST CONDITIONAL VENDORS

7.1	If a Trade Receivable is assigned to the Security Agent which any supplier of the Assignor can at present or in future assert by reason of an extended retention of title (verlängerter Eigentumsvorbehalt), the assignment of such Trade Receivable shall only become effective upon the extinction of such extended retention of title. As long as the supplier is only partly entitled to the Trade Receivable the assignment of such Trade Receivable to the Security Agent hereunder shall be limited to the part of the Trade Receivable to which the Assignor is entitled. The other part of the Trade Receivable will be transferred to the Security Agent at such time as that part is no longer affected by any extended retention of title.

7.2	The Assignor hereby assigns to the Security Agent its right to reassignment of the Trade Receivables assigned to a supplier by reason of an extended retention of title (verlängerter Eigentumsvorbehalt) as well as any contingent claims to the transfer of all proceeds paid out to the supplier, together with all rights pertaining thereto. The Assignor hereby also assigns any possible inchoate right (Anwartschaftsrecht) with respect to the assignment of any Trade Receivables to a supplier which is subject to a condition subsequent (auflösende Bedingung). The Security Agent hereby accepts such assignments.

7.3	The Security Agent is entitled to extinguish the extended retention of title (verlängerter Eigentumsvorbehalt) by itself satisfying the supplier.

8.	ENFORCEMENT AND COLLECTION

8.1	The Security Agent is entitled to collect the Claims if (i) an Event of Default has occurred, (ii) the Facility Agent has delivered a notice under Clause 20.20 of the Credit Agreement declaring an Event of Default and declaring that all or part of any amounts outstanding under the Finance Documents are due and payable and (iii) the Event of Default has not been remedied within 5 (five) Business Days following the receipt of such notice.

The Security Agent will take such measures only to the extent necessary for the satisfaction of the outstanding Secured Claims and shall at all times take into consideration the legitimate interest of the Assignor in exercising its rights and carrying out its duties under this Agreement. The Security Agent will notify the Assignor of its intention to realise the Claims by giving 5 (five) Business Days prior written notice to the Assignor. Such notice period is not necessary if the Assignor has generally ceased to make payments or the commencement of insolvency proceedings is filed against the Assignor.

8.2	To the extent the Security Agent is entitled to collect the Claims, he may request that all documents relating to the Claims be handed over to the Security Agent and the Assignor hereby agrees to comply promptly with any such request. The Security Agent may request the Assignor to collect the Claims for and on behalf of the Security Agent and the Assignor shall promptly comply with such request.

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8.3	The Security Agent may realise any and all of the claims to the extent necessary to satisfy any outstanding Secured Claims by collecting all or part of the Claims.

8.4	The proceeds resulting from the enforcement of this Agreement shall be applied by the Security Agent towards payment of the Secured Claims in accordance with the provisions of the Priority Agreement.

8.5	If and to the extent the Security Agent collects any Claims pursuant to Clause 8.1 (Enforcement and Collection) hereof, it may take all measures and enter into all agreements with such Debtors which it considers to be expedient. In particular, the Security Agent may grant discounts or indulgence to Debtors and/or enter into settlement agreements.

8.6	The Security Agent may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

9.	RELEASE OF SECURITY

9.1	Reassignment

After the full and complete satisfaction of all Secured Claims, the Security Agent shall promptly, at the cost and expense of the Assignor, reassign to the Assignor the Claims and surrender the excess proceeds, if any, resulting from any realisation of the Claims. The Security Agent will, however, transfer any Claims to a third party to the extent that it is obliged to do so.

9.2	Release

Even prior to the full and complete satisfaction of all Secured Claims, the Security Agent is obliged to release, upon the Assignor’s request, and at the Assignor’s cost and expense, all or part of the Security insofar as the realisable value of the Security exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Agent may, at his discretion, determine which part of the Security shall be released.

10.	RIGHT OF INSPECTION

The Assignor authorises the Security Agent to inspect at any time during normal business hours its records, or to have them inspected by a duly authorised representative, for the purpose of inspecting and checking the Claims.

11.	BOOK-KEEPING AND DATA-PROCESSING

11.1	If proof or documents which are necessary to assert the Claims have been handed over by the Assignor to a third party (in particular a bookkeeping firm or a tax consultant) the Assignor hereby assigns to the Security Agent its right to demand from such third party the return of the information and documents. The Security Agent hereby accepts such assignment. The Assignor hereby undertakes to instruct the third party to provide the Security Agent upon its reasonable demand with such information and documents which are necessary to assert the Claims. The Security Agent may only make such demand

(a)	(after taking into account the interests of the Assignor) for the safeguarding of the Security Agent’s legitimate interests; or

(b)	after

(i)	an Event of Default has occurred; and

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(ii)	the Facility Agent has delivered a notice declaring an Event of Default and declaring that all or part of any amounts outstanding under the Finance Documents are due and payable.

11.2	If the Claims have been stored in an electronic data-processing system and a third party handles the electronic processing of data, the Assignor hereby assigns to the Security Agent all rights against such third party relating to these services, and instructs such third party to handle the processing of data for the Security Agent upon its instructions as it did for the Assignor. The Security Agent hereby accepts such assignment. The Security Agent may only give such instructions (1) (after taking into account the interests of the Assignor) for the safeguarding of the Security Agent’s legitimate interests or (2) after (i) an Event of Default has occurred and (ii) the Facility Agent has delivered a notice declaring an Event of Default and declaring that all or part of any amounts outstanding under the Finance Documents are due and payable.

11.3	The Security Agent authorises the Assignor to exercise the rights mentioned under Clause 11.1 above vis-à-vis the third party prior to the occurrence of the events mentioned under 11.1(a) and 11.1(b) above.

12.	UNDERTAKINGS

The Assignor undertakes:

(a)	to inform the Security Agent promptly of any subsequent changes in the value of any of the Claims resulting from any complaints, price discounts, set off or other reasons, after becoming aware of such changes, provided any such change, or such changes in aggregate, might have a material adverse effect on the Security granted hereunder;

(b)	to notify the Security Agent promptly of any event or circumstance other than interpretation of law which affects or is reasonably likely to adversely affect the validity or enforceability of this Agreement;

(c)	at its own expense, to execute and do all such assurances, acts and things as the Security Agent may reasonably require:

(i)	for perfecting or protecting the security intended to be afforded by this Agreement; and

(ii)	if the Security granted hereunder has become enforceable, for facilitating the realisation of all or any part of the Claims which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Agent or in any receiver of all or any part of those Claims;

and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Agent or to its nominees and give all notices, orders and directions which the Security Agent may reasonably think expedient; and

(d)	not to assign or sell any of the Claims to any third party without the Security Agent’s prior written consent; and

(e)	to inform the Security Agent promptly of any attachments (Pfändung) regarding any and all of the Claims or any other measures which may impair or jeopardise the Security Agent’s rights relating to the Claims. In the event of an attachment, the Assignor undertakes to forward to the Security Agent promptly a copy of the attachment order (Pfändungsbeschluss), the garnishee order (Überweisungsbeschluss) and all other documents necessary for a defence against the attachment. The Assignor shall inform the attaching creditor promptly about the Security Agent’s security interests.

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13.	REPRESENTATIONS AND WARRANTIES

The Assignor represents and warrants to the Security Agent that the Assignor is the legal and beneficial owner of the Existing Claims and the rights assigned hereunder and that the Claims are free of any third party rights, except in each case where the relevant Claims have already been assigned to the Security Agent by operation of this Agreement as originally made dated 12 May 2006.

14.	INDEMNITY

14.1	Liability for Damages

The Security Agent shall not be liable for any loss or damage suffered by the Assignor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent.

14.2	Indemnification

The Assignor will indemnify the Security Agent and the other Finance Parties and keep the Security Agent and the other Finance Parties indemnified against any losses, actions, claims, expenses, demands and liabilities which are incurred by or made against the Security Agent or any of the other Finance Parties for anything done or omitted in the exercise of the powers contained herein as a result of any breach by the Assignor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent.

14.3	This Clause 14 shall survive the termination of this Agreement under Clause 15 or otherwise.

15.	DURATION AND INDEPENDENCE

15.1	Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims. The Security constituted under this Agreement shall not cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

15.2	Continuing Security

This Agreement shall create a continuing security and no change or amendment whatsoever in any Finance Document or in any document or agreement related thereto shall affect the validity or the scope of this Agreement nor the obligations which are imposed on the Assignor pursuant to it.

15.3	Independence

(a)	This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Agent and/or any of the other Finance Parties with respect to any obligation of the Obligors. No such other security or guarantee shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

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(b)	The Assignor will grant the Security to be granted by it independent from the Security granted by any other person.

16.	THE SECURITY TRUST AGREEMENT

The provisions of the Security Trust Agreement shall apply to this Agreement provided that in the event of any conflict between the provisions of this Agreement and the provisions of the Security Trust Agreement, the provisions of this Agreement shall prevail.

17.	COSTS AND EXPENSES

The Assignor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

18.	PARTIAL INVALIDITY; WAIVER

18.1	Invalidity

If any provision of this Agreement or part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision. This shall apply analogously in the case of gaps.

18.2	Waiver

No failure to exercise, nor any delay in exercising, on the part of the Security Agent, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

19.	AMENDMENTS

Changes to and amendments of this Agreement, including this Clause 19 (Amendments), shall be made in writing.

20.	SUCCESSORS

This Agreement shall be binding upon the Parties hereto and their respective successors in law. The Security Agent shall be entitled to assign or otherwise transfer any and all of its rights and duties under this Agreement to third parties. The Assignor is entitled to any such transfer with the prior written consent of the Security Agent only.

21.	NOTICES AND THEIR LANGUAGE

21.1	Notices

Any notice or other communication under or in connection with this Agreement to the Assignor or the Security Agent shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, applying for the purposes of this Agreement, as set forth in Schedule 2 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Agent from time to time.

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21.2	Language

Unless otherwise required by statutory German law or unless otherwise agreed in writing from time to time, Any notice or other communication under or in connection with this Agreement shall be the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail (unless the document is a statutory or other official document), except that where a German translation of a legal term appears in such text, the German translation shall prevail.

22.	APPLICABLE LAW; JURISDICTION

22.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of Germany.

22.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement) for all Parties shall be Frankfurt am Main, Federal Republic of Germany. The Security Agent, however, shall also be entitled to take legal action against the Assignor in any other competent court of law having jurisdiction over the Assignor or any of its assets.

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SCHEDULE 2

AMENDED AND RESTATED FORM OF THE SECURITY TRANSFER AGREEMENT

SECURITY TRANSFER AGREEMENT

12 May 2006

AS AMENDED AND RESTATED BY A SUPPLEMENTAL AGREEMENT DATED 4 FEBRUARY 2010

between

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

as Transferor

and

THE ROYAL BANK OF SCOTLAND PLC

as Security Agent

Allen & Overy LLP

THIS SECURITY TRANSFER AGREEMENT (the Agreement) is made originally on 12 May 2006, as amended and restated by a supplemental agreement dated 4 February 2010

BETWEEN:

(1)	KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902

(the Transferor); and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Agent).

The Transferor and the Security Agent are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Lenders (as defined below) have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(B)	The Security Agent is the joint and several creditor (together with, inter alia, any and all of the Finance Parties (as defined below) of each and every payment obligation of any Obligor (as defined below) towards each and any of, inter alia, the Finance Parties (as defined below) under the Finance Documents (as defined below) and accordingly the Security Agent will have its own independent right to demand performance by the relevant Obligor (as defined below) of those obligations when due (the Joint and Several Creditor Claim).

(C)	It is a condition to the Lenders consenting to the terms of, inter alia, the Credit Agreement Amendment Letter that the Transferor enters into this Agreement.

(D)	The other Finance Parties (as defined below) have appointed the Security Agent to act as their security trustee under German law (Treuhänder) pursuant to and in accordance with the Security Trust Agreement (as defined below) in relation to the security provided hereunder.

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IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Acquisition means

(a)	any one or more acquisition by KDVS of assets comprising cable television networks and/or subscribers and/or related assets (and/or shares or equity interests in persons owning such assets (directly or indirectly)) from members of the Orion Group or from persons in which members of the Orion Group have a significant equity interest; and

(b)	any acquisition under the Tele Columbus/ewt SPA.

Additional Borrower means a member of the Group which becomes a borrower under the Credit Agreement after the date of this Agreement.

Additional Facility means an Add-On Facility or an External Facility.

Add-On Facility Accession Agreement means

(a)	the Tele Columbus/ewt Add-On Facility Accession Agreement;

(b)	any Add-on Facility Accession Agreement – Facility A1;

(c)	any Add-on Facility Accession Agreement – Facility C1; and

(d)	any other accession deed pursuant to which any person or entity accedes to the Credit Agreement as provider of an Add-On Facility.

Add-On Facility Accession Agreement – Facility A1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which the Facility A1 shall be made available.

Add-On Facility Accession Agreement – Facility C1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C1 shall be made available.

Add-On Facility means

(a)	the Facility A1;

(b)	the Facility C;

(c)	the Facility C1;

(d)	any loan facility which refinances any and all outstandings under the Facility B of the Credit Agreement; and

(e)	any other additional loan facility provided under the Credit Agreement which has Eligible Terms.

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Add-On Facility Lender means:

(a)	an Original Add-On Facility Lender; or

(b)	any person or entity which has become a lender under an Add-On Facility.

Administrative Party means a Mandated Lead Arranger, the Facility Agent or the Security Agent.

Ancillary Facility means any facility or financial accommodation (including any overdraft, foreign exchange, guarantee, bonding, documentary or standby letter of credit, credit card or automated payments facility) established by a Lender in place of all or parts of its respective facility commitment.

Ancillary Facility Document means any document evidencing any Ancillary Facility.

Ancillary Lender means any lender providing for an Ancillary Facility.

Ancillary Outstandings means, at any time and with respect to any Ancillary Facility of any Ancillary Lender, the aggregate of all of the following amounts (as calculated by that Ancillary Lender) outstanding at that time under that Ancillary Facility:

(a)	all amounts of principal then outstanding under any overdraft, cheque drawing or other account facilities determined on a gross basis unless such facilities are made available on the basis of netting arrangements satisfactory to the Ancillary Lender in which case, such outstanding principal amounts shall be determined on the net debt basis used by that Ancillary Lender;

(b)	the maximum potential liability (excluding amounts stated to be in respect of interest and fees) under all guarantees, bonds and letters of credit then outstanding under that Ancillary Facility; and

(c)	in respect of any other facility or financial accommodation, such other amount (excluding interest and similar charges) as fairly represents the aggregate exposure of that Ancillary Lender under that facility or accommodation, as reasonably determined by that Ancillary Lender from time to time in accordance with its usual banking practice for facilities or accommodation of the relevant type.

Antenna Device means an antenna device consisting of a parabolic antenna dish, pole, with or without heating system, and all active devices connected thereto, in particular, but not limited to, electronic receiving/transmitting devices and intermediate frequency transmitters (Zwischenfrequenzverteiler).

BGB means the German Civil Code (Bürgerliches Gesetzbuch).

Borrower means KDVS or an Additional Borrower.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and Frankfurt am Main and which is also a TARGET Day.

Commitment Letter means the commitment letter dated on or about the date of the Credit Agreement between the Mandated Lead Arrangers, the Original Lenders, KDG and KDVS.

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Compliance Certificate means any compliance certificate issued or to be issued by any Obligor in connection with the Credit Agreement setting out the compliance with certain financial ratios and/or covenants.

Core Business means:

(a)	the provision of cable related services in Germany over the cable network of the Group and services ancillary thereto (for the avoidance of doubt including analogue television, digital television, telephony and internet access);

(b)	any other business carried on by the Group as at the date of the Credit Agreement; and

(c)	the provision of administrative and information technology services incidental to the businesses identified in paragraphs (a) and (b) above.

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, the Security Agent, KDVS, KDG and the Original Lenders providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 Add-On Facilities.

DATG means Deutsche Telekom Aktiengesellschaft.

Effective Date means 12 May 2006 and its occurrence was confirmed by a letter of Deutsch Bank AG, London Branch of 15 May 2006 which is attached to this Agreement as Schedule 8.

Eligible Terms means, in respect of any Additional Facility:

(a)	the final maturity date of that Additional Facility must be a date not earlier than falling at least six months after 31 March 2014 (except that the Facility A1 and Facility C1 and any revolving facility provided under and/or in connection with the Credit Agreement may have a maturity date of 31 March 2014);

(b)	there must be no amortisation required in respect of that Additional Facility;

(c)	subject to paragraph (d) below, that Additional Facility must be a term facility (which, in the case of an External Facility, may include notes, bonds or any other term credit arrangement which is not capable, by its terms, of being repaid or prepaid and redrawn before the date falling at least six months after 31 March 2012 (it being acknowledged that such arrangement may have customary change of control, voluntary prepayment, asset sale and similar prepayment provisions)); and

(d)	the purpose must be to fund a Permitted Acquisition or to refinance all or part of any facility (including without limitation the Facility B) or to replace any commitment under the Credit Agreement, and for the avoidance of any doubt, an Additional Facility which refinances the Facility B or replaces a commitment in relation to the Facility B may be a revolving facility;

(e)	(in the case of an Additional Facility the purpose of which is to fund a Permitted Acquisition) the principal amount of that Additional Facility (together with the principal amount of all other Additional Facilities) may not exceed the maximum amount which, if fully utilised on the date of completion of the relevant Permitted Acquisition, would not result in any breach of certain financial covenant ratios;

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(f)	the liabilities of the obligors thereunder are to be treated and rank as a senior debt under the Priority Agreement and to have the benefit of all relevant Security Documents (whether through execution of new documents or amendment to existing documents) or (in each case) to have such lower ranking as is agreed by all the lenders of that Additional Facility. For these purposes relevant Security Documents means Security Documents comprising the same assets and shares comprised in Security Documents executed prior to the establishment of that Additional Facility, it being acknowledged that prior-ranking Security Documents will remain in place (with the proceeds of enforcement of all Security Documents subject to the sharing provisions of the Priority Agreement).

Escaline means Escaline S.à r.l., a limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its business address at: 46A, Avenue John F. Kennedy, Luxembourg and being registered with the Luxembourg trade register under registration number B 111 789.

Euro, euro, EUR or € means the single European currency introduced 1 January 1999.

Existing Facility means the €2,600,000,000 facilities made available under an amended and restated credit agreement originally dated 29 March 2004 between, amongst others, KDVS as borrower and Deutsche Bank AG as facility agent.

External Facility means any credit agreement which has Eligible Terms.

Event of Default means an event of default under any of the Finance Documents, which entitles the Facility Agent to declare that all or part of any amounts outstanding under the Finance Documents or any of them are immediately due and payable, or payable on demand.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Facility A is a term loan facility made available under the terms of the Credit Agreement.

Facility A1 means the English law governed up to EUR 1,150,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under the Facility A.

Facility B is a revolving credit facility made available under the terms of the Credit Agreement.

Facility C means the English law governed EUR 650,000,000 term loan facility made or to be made available to KDVS for the purposes of paying any of its payment obligations in connection with the Acquisition.

Facility C1 means the English law governed up to EUR 650,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under Facility C.

Fee Letter means any letter entered into by reference to the Credit Agreement between one or more Administrative Parties and an Obligor setting out the amount of certain fees which are payable, inter alia, in relation to the Credit Agreement.

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Finance Document means:

(a)	the Credit Agreement;

(b)	the Commitment Letter;

(c)	a Fee Letter;

(d)	an Obligor Accession Deed;

(e)	a Transfer Certificate;

(f)	an Ancillary Facility Document;

(g)	the Hedging Letter;

(h)	an Add-On Facility Accession Agreement;

(i)	a Hedging Document;

(j)	a Security Document;

(k)	the Priority Agreement;

(l)	a Compliance Certificate;

(m)	a Request; and

(n)	any other document designated as such by the Facility Agent and KDG.

Finance Party means an Administrative Party, an Underwriter, a Lender or a Hedging Bank.

Future Security Assets means any and all assets of the same kind as those specified in Clause 2.1 which have been and/or will be located in any of the Security Locations, and, as the case may be, labelled as specified in Clause 2.1(a)(i) (A) after the date of the Effective Date and/or (B) after the date of this Agreement.

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries (but excluding any Unrestricted Subsidiary).

HCP means home connection point (Hausübergabepunkt), being a standardised cable connecting box, made of grey plastics, on one side being attached to the coaxial cable as set out under Clause 2.1(b) and being situated in any of the locations set out in the lists of locations shown on the CD-ROM enclosed to this Agreement as Schedule 1 Part 3.

Hedging Letter means a letter dated on or about the original date of the Credit Agreement between KDG, the Mandated Lead Arrangers and the Facility Agent relating to the interest and currency hedging to be effected by the Group and any other letter designated as such by KDG and the Facility Agent which amends or supplements the terms of that letter.

Hedging means any interest rate or currency swap, derivative transaction or hedging facility.

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Hedging Bank means:

(a)	each Original Hedging Bank; or

(b)	each party (other than an Obligor) which shall at any relevant time be or become a party to any Hedging Document.

Hedging Document means

(a)	each master agreement, confirmation or other document evidencing any Hedging provided by a Hedging Bank to an Obligor; or

(b)	otherwise entered into on the basis that under the terms of the Finance Documents any party to such document (other than an Obligor) in such regard becomes entitled to the benefit of, among other things, any security interest created under this Agreement.

KDG means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

KDG Merger means a merger (whether by way of statutory merger, collapse merger or by any other cause at law) between KDVS and KDG.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Lender means:

(a)	any Original Lender;

(b)	any Original Add-On Facility Lender; or

(c)	any person which becomes a lender after the date of this Agreement,

but only for so long as it has any outstanding commitment or participation in any loan provided under the Credit Agreement or Ancillary Outstanding or any amount is owed to it (whether actually or contingently) in its capacity as lender.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a Borrower.

Obligor Accession Deed means a deed of accession pursuant to which any person or entity accedes, inter alia, to the Credit Agreement as Additional Borrower.

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Original Add-On Facility Lender means each of the entities listed in Schedule 9 Part 2 of this Agreement.

Original Finance Party means

(a)	each Administrative Party,

(b)	each Underwriter,

(c)	each Original Lender, and

(d)	each Original Hedging Bank.

Original Hedging Bank means each of:

(a)	Goldman Sachs International;

(b)	Morgan Stanley Capital Services Inc.;

(c)	Société Générale;

(d)	Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.;

(e)	The Royal Bank of Scotland plc;

(f)	BNP Paribas S.A.;

(g)	Deutsche Bank AG, London;

(h)	HSBC Bank plc;

(i)	Calyon S.A.; and

(j)	Bank of Scotland plc.

Original Lender means each of the entities listed in Schedule 9 Part 1 of this Agreement.

Original Transferred Assets shall have the meaning ascribed to that term in Clause 2.1 below.

Orion Group means, at any time, companies or other persons directly or indirectly controlled by Escaline or any of its subsidiaries at that time.

Permitted Acquisition means any one or more acquisitions by KDVS, and following the effectiveness of the KDG Merger, the surviving entity of such KDG Merger, or any of its wholly-owned Subsidiaries (except for any Unrestricted Subsidiary) of any issued voting share capital or other ownership interests in a limited liability company or limited liability partnership or of any existing business carried on as a going concern where the acquired company or partnership and each of its material Subsidiaries carries on its business, or the acquired business is carried on, principally in the Core Business in Germany provided that, inter alia, the consideration for such acquisition does not exceed, when aggregated with the considerations for each other such permitted acquisitions since the date of the Credit Agreement, Euro 800,000,000.

Present Security Asset has the meaning given to it in Clause 2.1.

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Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Facility Agent and the Lenders are parties in connection with the Credit Agreement.

Rack means a standardised installation and storage system for electronic equipment with 19” width.

Region means the territories of the cities (kreisfreie Städte), municipal associations (Stadtverbände), towns (Gemeinden) and counties (Landkreise) set out in Column 1 of Schedule 2 hereto, but excluding these territories set out in Column 2 of Schedule 2 hereto.

Release Agreement means the release agreement dated 28 April 2006 made between KDG and KDVS as released parties, Deutsche Bank AG London as releasing party and the Security Agent in relation to the release of certain security interests constituted under accessory and non-accessory security granted in connection with the Existing Facility.

Request means any request for the draw down of any credit facility under the Credit Agreement by any Obligor.

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of any of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any Joint and Several Creditor Claim, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties (or any of them) in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security Asset means a Present Security Asset and a Future Security Asset.

Security means any and all security granted to secure the Secured Claims.

Security Document means any document evidencing or creating security over any asset of any Obligor to secure any obligation of any Obligor to a Finance Party under any Finance Document referred to under (a) to (i) and (k) to (n) of the definition of “Finance Document”.

Security Location means (i) each of the premises rented or owned by the Transferor as described in more detail in Schedule 1 Part 1, Part 2 and Part 3 hereto and (ii) the Region (each a Security Location and together the Security Locations).

Security Trust Agreement means the agreement originally dated 12 May 2006, as amended and supplemented by a supplemental agreement in relation to certain German security documents dated on or about the date of this Agreement, between, amongst others, KDG and KDVS as security grantors, the Security Agent and the other Finance Parties pursuant to which, inter alia, the Security Agent has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Service Level Agreement shall have the meaning ascribed to that term in the Credit Agreement.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

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(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

Tele Columbus/ewt Add-On Facility Accession Agreement means the English law governed add-on facility accession agreement dated 24 October 2007 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C has been made available.

Tele Columbus/ewt SPA means the German law governed share purchase agreement dated 17/18 September 2007 (Roll of Notarial Deeds No. 1049/2007) of notary public Dr. Gerhard Limberger, having his offices in Frankfurt a.M., Germany), as amended by notarial deeds No. 1050/2007 and 1051/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed no. 691/2007 of notary public Dr. Wolfgang Hauser, Frankfurt a.M., as further amended by notarial deed No. 1679/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed No. 217/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M. and as amended by an amendment and substation agreement dated 18 April 2008 (A. Prot. 2008/55 of the notary public Ayesha Curmally, Basel, Switzerland) the Substitution Agreement) made between Kabel Deutschland Erste Beteiligungsgesellschaft mbH as original purchaser (now replaced by the terms of the Substitution Agreement by KDVS as new purchaser) and Tele Columbus GmbH and ewt Holding GmbH as sellers pursuant to which all shares in, inter alia, the Companies have been sold to Kabel Deutschland Erste Beteiligungsgesellschaft mbH as purchaser (now replaced by KDVS as purchaser pursuant to the terms of the Substitution Agreement).

Transfer Agreement shall have the meaning ascribed to that term in Clause 2.1 below.

Underwriter means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs Credit Partners L.P.; and

(d)	JPMorgan Chase Bank, N.A.

Unrestricted Subsidiary means any Subsidiary of KDVS or KDG (which is not an Obligor) nominated by KDVS to the Facility Agent at any time when no Event of Default is outstanding.

TARGET Day means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open for the settlement of payments in Euro.

Transfer Certificate means any transfer certificate pursuant to which any rights under the Credit Agreement shall be transferred by novation or otherwise to any new lender.

1.2	Construction

(a)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Agent means the Security Agent acting as agent for and on behalf of the Finance Parties unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

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(b)	Where the context so admits, the singular includes the plural and vice versa.

(c)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

(f)	Unless otherwise defined herein or unless the context otherwise requires, terms defined or referred to in the Credit Agreement shall have the same meaning when used herein.

2.	TRANSFER OF SECURITY ASSETS

2.1	The Transferor hereby represents and warrants that it has transferred either full title (Eigentum), or title in the form of co-ownership (Miteigentum) or inchoate rights (Anwartschaftsrecht), in the assets referred to in Clause 2.1(a) to (g) (each inclusive) below (collectively the Original Transferred Assets) to (A) Deutsche Bank AG London as security agent and transferee under the security transfer agreements listed in Schedule 6 to this Agreement (each a Transfer Agreement and collectively the Transfer Agreements):

(a)	all of the following assets situated in the premises set out in Schedule 1 Part 1:

(i)	all Racks labelled or marked:

(A)	“BK”;

(B)	“Kabel Deutschland GmbH”;

(C)	“Kabel Bayern GmbH & Co. KG”, “Kabel Hamburg Schleswig-Holstein Mecklenburg-Vorpommern GmbH & Co. KG”, “Kabel Niedersachsen Bremen GmbH & Co. KG”; “Kabel Berlin Brandenburg GmbH & Co. KG”, “Kabel Sachsen Sachsen-Anhalt GmbH & Co. KG” or “Kabel Rheinland-Pfalz GmbH & Co. KG”;

(D)	“Kabel Deutschland”;

(E)	“Kabel Bayern”, “Kabel Schleswig-Holstein”, “Kabel Mecklenburg-Vorpommern, “Kabel Hamburg”, “Kabel Niedersachsen”, “Kabel Bremen”; “Kabel Brandenburg”, “Kabel Berlin”, “Kabel Sachsen-Anhalt”, “Kabel Sachsen” or “Kabel Rheinland-Pfalz”;

(F)	“Kabel Deutschland Vertrieb und Service GmbH &Co. KG”;

(G)	“Kabel Deutschland Breitband Services GmbH”;

(H)	“KDBS”;

(I)

or

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(J)	with any label indicating that the respective asset is owned by KDVS (or Kabel Deutschland Vertrieb und Service GmbH & Co. KG respectively) or by KDBS (or Kabel Deutschland Breitband Services GmbH respectively) or by KDG (or Kabel Deutschland GmbH respectively)”;

(ii)	all electronic devices installed or stored in Racks labelled or marked as set out in Clause 2.1(a)(i) above;

(iii)	all cables connecting the devices set out in Clause 2.1(a)(i) and 2.1(a)(ii) with each other;

(iv)	all cabinets labelled or marked as set out in Clause 2.1(a)(i) above;

(v)	any Antenna Device labelled or marked as set out in Clause 2.1(a)(i) above;

(vi)	all AMTV radio link transmission systems (consisting of Antenna Devices, poles, with or without heating systems, and all active devices connected thereto, in particular, but not limited to, electronic receiving/transmitting devices) connected to assets mentioned under Clause 2.1(a)(ii) above; and

(vii)	all coaxial cables and optical transmission systems (optical fibre and related optical nodes and other related equipment) connecting electronic devices as set out under Clause 2.1(a)(ii) above and Antenna Devices as set out in Clause 2.1(a)(v) above;

(b)	(i) all coaxial cables

(A)	marked “KX” and additionally marked with a telephone receiver symbol; and

(B)	situated in the Region;

and

(ii)	all optical fibre cables

(A)	marked “KDG” and additionally marked with a double sinus wave symbol; and

(B)	situated in the Region;

(c)	all equipment connected to the cables mentioned under Clause 2.1(b) lit. (i) and/or (ii) above, in particular, but not limited to, cable couplings (Muffen), splitter, taps, cable connectors and HCPs;

(d)	all street cabinets situated in the Region and which are identified by features referred to under (i) to (iii) below:

(i)	being marked on the outside “KVZ 82” or “KVZ 83” or “KVZ 86” or “KVZ 05”;

(ii)	having a socket (Sockel) with holes for air supply (Lufteinlassöffnungen); and

(iii)	containing a standardised box made of pressure die-casting (BK-Verstärkergehäuse aus Druckguss, abbreviated BKVrGeh) with the approximate dimensions: width 61cm x height 44cm x depth 19cm);

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including all technical equipment installed or stored in each of such street cabinets, but excluding, power meters and the part of the incoming power supply cables from the entering points of such cable into the street cabinets up to its connection to the power supply unit (Netzteil);

(e)	all optical transmission systems (optical fibre and related optical nodes and other related equipment) as set out under Schedule 4;

(f)	all assets situated in the locations set out in the list of separated rooms as described in Schedule 1 Part 2 hereto; and

(g)	all of the following assets situated in the locations set out in the list of locations shown on the CD-ROM being enclosed to this Agreement as Schedule 1 Part 3:

(i)	all coaxial cables, other than those set out under Clause 2.1(b), which

(A)	are directly or indirectly (in case of interconnected amplifiers, splitters, taps or other equipment) connected to a HCP; and

(B)	start at a HCP and end at the sockets (Antennensteckdosen) in the supplied flats (or vice versa); and

(ii)	all equipment connected to the coaxial cable mentioned in this Clause 2.1(g) such as amplifiers, splitters, taps and the sockets (Antennensteckdosen).

In addition, the Transferor hereby also represents and warrants that after the date of the respective Transfer Agreement and on or before the Effective Date it has transferred either full title (Eigentum), or title in the form of co-ownership (Miteigentum) or inchoate rights (Anwartschaftsrecht), to Deutsche Bank AG London in any and all assets of the same kind, or similar to those specified in Clause 2.1 (a) to (g) (each inclusive) above located in any of the Security Locations, and, as the case may be, labelled as specified in Clause 2.1(a)(i) above (collectively the Future Transferred Assets) (the Original Transferred Assets and the Future Transferred Assets collectively the Present Security Assets). According to the terms of the Release Agreement, Deutsche Bank AG London has transferred the Present Security Assets to the Security Agent as of the Effective Date.

2.2	The Transferor hereby transfers full title (Eigentum) in any and all Future Security Assets to the Security Agent and title in such Future Security Asset shall pass in accordance with Clause 2.4 to 2.6 below.

2.3	To the extent that the Transferor holds, or will in future hold, title in the form of co-ownership (Miteigentum) in respect of the Future Security Assets or part thereof, it herewith transfers such ownership rights to the Security Agent. Additionally, the Transferor transfers and assigns to the Security Agent all inchoate rights (Anwartschaftsrechte) it holds, or will hold in future, in respect of the Future Security Assets.

2.4	In relation to the Future Security Assets referred to under Clause 2.1(a)(iii), (vi) and (vii), Clause 2.1(b), Clause 2.1(d), Clause 2.1(f) and Clause 2.1(g), any ownership rights (Eigentum), co-ownership rights (Miteigentum) or inchoate rights (Anwartschaftsrechte) in respect of assets brought to any of the Security Locations after the Effective Date have been and/or will be automatically transferred to the Security Agent at the time such assets are actually brought to any of the Security Locations.

2.5

In relation to any assets referred to under Clause 2.1(a)(i), (ii), (iv) and (v), any ownership rights (Eigentum), co-ownership rights (Miteigentum) or inchoate rights (Anwartschaftsrechte) in respect of

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such assets brought to the Security Locations or actually labelled after the Effective Date have been and/or will be automatically transferred to the Security Agent at the latter of the points in time such assets are actually brought to the Security Locations or such assets are actually labelled (to the extent applicable).

2.6	In relation to any assets referred to under Clause 2.1(c), any ownership rights (Eigentum), co-ownership rights (Miteigentum) or inchoate rights (Anwartschaftsrechte) in respect of such assets connected to any of the Security Assets referred to under Clause 2.1(b) after the Effective Date have been and/or will be automatically transferred to the Security Agent at the time such assets are actually connected to any of the Security Assets referred to under Clause 2.1(b).

2.7	In relation to any assets referred to under Clause 2.1(e), any ownership rights (Eigentum), co-ownership rights (Miteigentum) or inchoate rights (Anwartschaftsrechte) in respect of such assets listed in Schedule 4 shall pass to the Security Agent at the time of execution of this Agreement.

2.8	The Security Agent accepts such transfers and assignments.

2.9	Whenever an asset has been labelled as set out in Clause 2.1 above, any label of DTAG additionally attached to such asset—indicating its former ownership—shall be disregarded for the purpose of determining a Security Asset.

2.10	The Parties herewith

(a)	acknowledge the release and transfer of any and all Present Security Assets from Deutsche Bank AG London to the Security Agent pursuant to the terms of the Release Agreement upon the Effective Date and according to the Transferor’s instruction; and

(b)	agree and confirm that the Transferor holds the Present Security Assets as lessee free of charge (Leihe) on behalf of the Security Agent as indirect possessor of such assets (mittelbarer Besitzer) pursuant to and in accordance with the terms of this Agreement as a substitute for the delivery of all Present Security Assets.

3.	SUBSTITUTION FOR DELIVERY

3.1	As a substitute for the delivery of all Security Assets to the Security Agent, the Transferor and the Security Agent (as indirect possessor (mittelbarer Besitzer)) herewith agree that the Transferor will hold the Security Assets for the Security Agent as lessee free of charge (Leihe).

3.2	To the extent that third parties obtain actual possession (unmittelbarer Besitz) of the Security Assets, the Transferor hereby transfers and assigns to the Security Agent any existing or future claims it may have for the surrender of the Security Assets. The Security Agent accepts such assignments.

4.	AGREEMENT ON TRANSFER OF TITLE

4.1	The Parties are in agreement that any and all asset which is of the same kind as those specified in Clause 2.1 (a) to (g) (each inclusive) above and located in any of the Security Locations, and, as the case may be, labelled as specified in Clause 2.1(a)(i) above but that has neither been transferred pursuant to the terms of this Agreement nor of the Release Agreement shall constitute security property (Sicherungseigentum) of the Security Agent as of the date of execution of and entering into this Agreement.

4.2	As a substitute for the delivery of such assets referred to in Clause 4.1 above to the Security Agent, the Transferor and the Security Agent (as indirect possessor (mittelbarer Besitzer)) herewith agree that the Transferor will hold such assets referred to in Clause 4.1 above for the Security Agent as lessee free of charge (Leihe).

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4.3	To the extent that third parties obtain actual possession (unmittelbarer Besitz) of such assets referred to in Clause 4.1 above, the Transferor hereby transfers and assigns to the Security Agent any existing or future claims it may have for the surrender of such assets. The Security Agent accepts such assignments.

5.	SECURITY PURPOSE

The Security Assets shall serve as collateral to secure the prompt and complete satisfaction of any and all Secured Claims.

6.	IDENTIFICATION OF ASSETS

6.1	The Transferor shall provide the Security Agent on no later than the fifth Business Day following the end of a calendar quarter for that calendar quarter, or at shorter intervals if so requested by the Security Agent in order to permit the safeguarding of its legitimate interests, with a list of those assets which have become Future Security Assets during that calendar quarter.

6.2	The Transferor shall have the right to deliver the relevant lists on a readable and compatible disk. The Security Agent may contact the Transferor from time to time with a view to agreeing the necessary details.

6.3	For the avoidance of doubt, the Security Agent shall also be entitled to any and all Security Assets if for any reason whatsoever such Security Assets are not, or are incompletely contained in any of the lists provided to the Security Agent pursuant to Clause 6.1 above.

6.4	If the Transferor employs a third party for its bookkeeping and/or data-processing, the Transferor hereby irrevocably authorises the Security Agent to obtain the lists of Security Assets provided pursuant to Clause 6.1 above directly from such third party at the Transferor’s expense. The Transferor hereby undertakes to instruct the third party to provide the Security Agent upon the Security Agent’s demand with such information and documents as the Security Agent requests.

7.	LOCATION OF SECURITY ASSETS

7.1	The Transferor is obliged to keep the Security Assets in the Security Locations specifying the respective Security Asset. The Transferor shall deal carefully with the Security Assets and shall give due regard to all necessary care and maintenance of the Security Assets at its own expense.

7.2	Purely for the purpose of locating the individual cables transferred hereunder, information regarding the exact location of each cable is stored in electronic form (network plans) on data carriers situated in the locations set out in Schedule 5 hereto. For the avoidance of doubt, the validity of any transfer of title hereunder shall not be affected by any inaccuracy or incompleteness of the information available to the Security Agent pursuant to this Clause 7.2.

7.3	The Security Agent has the right to mark the Security Assets as its property. The Transferor shall keep accurate records of the Security Assets transferred and assigned to the Security Agent.

7.4	A removal of Security Assets from the Security Locations specifying the respective Security Asset, or a disposal of Security Assets, other than removals or disposals in the ordinary course of business, are only allowed with the prior written consent of the Security Agent.

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7.5	The Transferor undertakes with respect to any and all Security Locations (or part thereof) which have been rented by it under rental agreements (each a Rental Agreement):

(a)	to submit to the Security Agent at the date hereof a current copy of each Rental Agreement which entitles the Transferor to use the Security Location (or part thereof);

(b)	to notify the Security Agent promptly of any amendments to a Rental Agreement;

(c)	to notify the Security Agent promptly of the non-payment of any rent due and payable under a Rental Agreement; and

(d)	to inform the lessor under a Rental Agreement in writing of the fact that the Security Assets have been transferred for security purposes to the Security Agent.

7.6	The Security Agent is entitled, but not obliged, to make any payment due and payable under a Rental Agreement to the relevant lessor on behalf and at the expense of the Transferor.

8.	RIGHTS OF THE SECURITY AGENT TO EXAMINE THE SECURITY LOCATIONS

8.1	The Security Agent or any representative of its choice is entitled to inspect the Security Assets, the Security Locations and any documentation or records concerning the Security Assets on reasonable notice and during normal business hours. The Transferor shall provide all necessary information and allow access to the relevant books and documentation and any of the Security Locations respectively.

8.2	If the Security Assets are possessed by a third party, such third party shall be instructed by the Transferor to allow access to the Security Assets by the Security Agent.

9.	RESERVATION OF TITLE

The Transferor shall extinguish any reservation of title arising during the normal course of business by settling the purchase price when due for the Security Assets affected by such reservation of title. The Security Agent is entitled but not obliged to make such payments on behalf of the Transferor, in which case title to such Security Assets shall pass from any holder of such reservation of title directly to the Security Agent.

10.	TAKING POSSESSION BY THE SECURITY AGENT

The Security Agent is entitled to recover the Security Assets upon the occurrence of an Event of Default which is continuing.

11.	ENFORCEMENT AND REALISATION

11.1	If (i) an Event of Default has occurred, (ii) the Facility Agent has declared all amounts payable under the Finance Documents immediately due and payable and (iii) the Event of Default has not been remedied within 5 (five) Business Days after the Facility Agent has declared all amounts payable under the Finance Documents immediately due and payable.

11.2	The Security Agent will notify the Transferor of its intention to realise the Security Assets by giving 5 (five) Business Days’ notice. Such notice period is not necessary if the Borrower has generally ceased to make payments or the commencement of insolvency proceedings has been filed against the Borrower.

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11.3	The Security Agent is entitled to sell the Security Assets by way of private sale or private auction on its own account or on behalf of the Transferor. The Security Agent will take into consideration the legitimate interests of the Transferor. The Security Agent is also entitled to demand from the Transferor, that the Transferor realises the Security Assets in the best way possible or helps with the realisation. In that event the Transferor is obliged to transfer promptly all proceeds resulting from such realisation to the Security Agent.

11.4	After the realisation of the Security Assets the Security Agent will employ the proceeds, in accordance with the provisions of the Priority Agreement, to cover the Secured Claims. If the proceeds of the realisation are subject to turnover tax, the Security Agent will submit a credit note to the Transferor to the effect that such credit note is to be seen as an invoice for the delivery of goods. It shall in any event meet the requirements of German turnover tax law.

11.5	The Security Agent may determine which of several securities, if applicable, shall be used to satisfy the Secured Claims. The proceeds resulting from the enforcement will be distributed by the Security Agent in accordance with the relevant provisions of the Security Trust Agreement.

12.	UNDERTAKINGS

12.1	The Transferor undertakes:

(a)	to re-execute the transfer for security purposes of any of the Security Assets which has not been validly transferred hereunder or the transfer of which turns out to be invalid or unenforceable; and

(b)	to transfer any assets which should have been transferred for security purposes to the Security Agent under any of the Security Documents but which, for whatever reason, have not been validly transferred to the Security Agent.

12.2	The Transferor and the Security Agent agree that any Security Asset, or any other asset which should have been transferred to the Security Agent for security purposes, which has not been validly transferred to the Security Agent, shall be treated as between the Transferor and the Security Agent as if it had been validly transferred for security purposes to the Security Agent, and shall be forthwith held on trust by the Transferor for the benefit of the Security Agent.

13.	FURTHER UNDERTAKINGS

The Transferor undertakes:

(a)	to accurately label all assets referred to under Clause 2.1(a)(i) and (v) to indicate its property;

(b)	to continue using the features specifying an asset as a Security Asset in accordance with Clause 2.1 above for all assets of the respective kind;

(c)	to inform the Security Agent promptly of any subsequent material adverse changes in the value of any of the Security Assets taken as a whole;

(d)	to inform the Security Agent promptly of any subsequent changes to the Security Location;

(e)	to provide the Security Agent promptly at its request with all information and documents it may reasonably require in relation to the Security Assets taken as a whole;

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(f)	to notify the Security Agent promptly of any event or circumstance other than interpretation of laws which affects or is reasonably likely to affect the validity or enforceability of this Agreement;

(g)	to use all reasonable best efforts to receive a written confirmation from Deutsche Telekom Aktiengesellschaft that Deutsche Telekom Aktiengesellschaft has received the notice of the accession to each Service Level Agreement by the Security Agent;

(h)	at its own expense, to execute and do all such assurances, acts and things as the Security Agent may reasonably require:

(i)	for perfecting or protecting the security intended to be afforded by this Agreement; and

(ii)	if the Security granted hereunder has become enforceable, for facilitating the realisation of all or any part of the assets which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Agent, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Agent or to its nominees and give all notices, orders and directions which the Security Agent may reasonably think expedient; and

(i)	to refrain from any acts or omissions which might damage or result in a loss of the Security Assets.

14.	REPRESENTATIONS AND WARRANTIES

The Transferor represents and warrants to the Security Agent that:

(a)	the specification of the premises set out in Schedule 1 hereof is a complete and accurate specification of all premises the Transferor uses in order to operate its cable net work business at the date of this Agreement or to keep or deposit moveables;

(b)	except for the Present Security Assets, either the Transferor or the Security Agent hold either full title (Eigentum), or title in the form of co-ownership (Miteigentum), or title in the form of joint ownership (Gesamthandseigentum), or inchoate rights (Anwartschaftsrecht), in all Security Assets kept or deposited in the Security Locations set out in Schedule 1 Part 2 hereof;

(c)	all Security Assets owned by the Transferor and kept or deposited in the Security Location set out in Schedule 1 Part 1 hereof are accurately labelled to indicate the Transferor’s property;

(d)	except for the Present Security Assets, either the Transferor or the Security Agent hold either full title (Eigentum), or title in the form of co-ownership (Miteigentum), or title in the form of joint ownership (Gesamthandseigentum), or inchoate rights (Anwartschaftsrecht), in all Security Assets labelled to indicate the Transferor’s property and kept or deposited in the Security Location set out in Schedule 1 Part 1 hereof; and

(e)	after due inquiry (e.g. research within the Transferor, confirmation by cable suppliers and spot checks) to the best of its knowledge, it is not aware of other cables marked “KX” and marked with a telephone receiver symbol in the Region other than those owned by the Transferor or by the Security Agent.

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15.	INSURANCE OF THE SECURITY ASSETS

15.1	Obligation to insure

The Transferor undertakes at its own expense to keep the Security Assets insured in accordance with the Credit Agreement.

15.2	Assignment

The Transferor hereby assigns any and all rights and claims under the present and future insurances (other than liability insurance claims (Haftpflichtversicherungsansprüche)) regarding the Security Assets. The Transferor undertakes to notify the relevant insurer(s) of the assignment of the insurance claims concerning the Security Assets constituted in connection with and pursuant to the respective Finance Documents and to provide the Security Agent with a copy of such notification letter and the requested return receipt. Notwithstanding such assignment the Transferor will continue to be obliged under the respective insurance contracts with the proviso that the Transferor is not entitled to terminate any of the insurance contracts without the prior written consent of the Security Agent unless the policy replacing the terminated policy is made subject to the provisions contained in this Clause 15. Insofar as additional declarations and actions are necessary for the assignment of the insurance claims the Transferor shall, at the Security Agent’s request, make such additional declarations or undertake such actions.

15.3	Insurance Policy

The Transferor undertakes to require the insurer(s) to issue, and submit to the Security Agent, at the Transferor’s expense, a certificate of insurance (Sicherungsschein and Sicherungsbestätigung, as the case may be) for the benefit of the Security Agent together with the premium receipts or other evidence of the payment thereof.

To the extent the Transferor is not, or not sufficiently, insured, the Security Agent has the right to insure the Security Assets at their full value from time to time at the Transferor’s expense.

16.	THIRD PARTY RIGHTS

If and to the extent that there exists, in relation to the Security Assets, a pledge by law (gesetzliches Pfandrecht) in favour of any third party, the Transferor shall, at the Security Agent’s reasonable request, promptly provide that all sums properly due to such third party have been duly paid. The Security Agent shall be entitled to make such payments if and to the extent that the Transferor does not provide promptly such evidence.

17.	RELEASE OF SECURITY

17.1	Release

After the full and complete satisfaction of all Secured Claims, the Security Agent shall promptly, at the cost and expense of the Transferor, retransfer to the Transferor the Security Assets and surrender the excess proceeds, if any, resulting from any realisation of the Security Assets or part thereof. The Security Agent will, however, transfer any Security Assets to a third party to the extent that it is obliged to do so.

Even prior to the full and complete satisfaction of all Secured Claims, the Security Agent is obliged to release upon the Transferor’s request all or part of the Security insofar as the realisable value of the Security and any other security given to the Security Agent or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Agent may, at its discretion, determine which part of the Security shall be released.

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18.	INDEMNITY

18.1	Liability for Damages

The Security Agent shall not be liable for any loss or damage suffered by the Transferor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent.

18.2	Indemnification

The Transferor will indemnify the Security Agent and the other Finance Parties and keep the Security Agent and each of the other Finance Parties indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Agent of any of the other Finance Parties as a result of any breach of the Transferor of any of its obligations or undertakings herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Finance Parties or the Security Agent.

18.3	This Clause 18 shall survive the termination of this Agreement under Clause 20 or otherwise.

19.	SUCCESSORS

This Agreement shall be binding upon the Parties hereto and their respective successors in law. The Security Agent shall be entitled to assign or otherwise transfer any and all of its rights and duties under this Agreement to third parties. The Transferor is not entitled to any such transfer without the prior written consent of the Security Agent.

20.	DURATION AND INDEPENDENCE

20.1	Duration

This Agreement shall remain in full force and effect until the full and complete payment and discharge of the Secured Claims. This Agreement shall not cease to exist, if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

20.2	Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever to any Finance Document or in any document or agreement related to it shall affect the validity of this Agreement.

20.3	Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Agent and/or or any of the other Finance Parties with respect to any obligation of any of the Borrower under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

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21.	THE SECURITY TRUST AGREEMENT

The provisions of the Security Trust Agreement shall apply to this Agreement provided that in the event of any conflict between the provisions of this Agreement and the provisions of the Security Trust Agreement, the provisions of this Agreement shall prevail.

22.	COSTS AND EXPENSES

The Transferor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

23.	PARTIAL INVALIDITY; WAIVER

23.1	Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

23.2	Waiver

No failure to exercise, nor any delay in exercising, on the part of the Security Agent, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

24.	AMENDMENTS

Changes and amendments to this Agreement, including this Clause 24 shall be made in writing.

25.	NOTICES AND THEIR LANGUAGE

25.1	Notices

Any notice or other communication under or in connection with this Agreement to the Transferor or the Security Agent shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth Schedule 7 or such other address or facsimile number as is notified from time to time.

25.2	Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

26.	APPLICABLE LAW; JURISDICTION

26.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of Germany.

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26.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement) for both parties shall be Frankfurt am Main, Germany. The Security Agent, however, shall also be entitled to take legal action against the Transferor before any other competent court of law having jurisdiction over the Transferor or any of its assets.

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SCHEDULE 3

AMENDED AND RESTATED FORM OF THE DIGITAL NETWORK SECURITY

TRANSFER AGREEMENT

SECURITY TRANSFER AGREEMENT

IN RELATION TO

THE DIGITAL NETWORK

29 JANUARY 2007

AS AMENDED AND RESTATED BY A SUPPLEMENTAL AGREEMENT DATED 4 FEBRUARY

2010

between

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

as Transferor

and

THE ROYAL BANK OF SCOTLAND PLC

as Security Agent

Allen & Overy LLP

THIS SECURITY TRANSFER AGREEMENT (the Agreement) is made originally on 29 January 2007, as amended and restated by a supplemental agreement dated 4 February 2010

BETWEEN:

(1)	KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902

(the Transferor); and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Agent).

The Transferor and the Security Agent are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Lenders (as defined below) have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(B)	The Security Agent is the joint and several creditor (together with, inter alia, any and all of the Finance Parties (as defined below) of each and every payment obligation of any Obligor (as defined below) towards each and any of, inter alia, the Finance Parties (as defined below) under the Finance Documents (as defined below) and accordingly the Security Agent will have its own independent right to demand performance by the relevant Obligor (as defined below) of those obligations when due (the Joint and Several Creditor Claim).

(C)	It is a condition to the Lenders consenting to the terms of, inter alia, the Credit Agreement Amendment Letter that the Transferor enters into this Agreement.

(D)	The other Finance Parties (as defined below) have appointed the Security Agent to act as their security trustee under German law (Treuhänder) pursuant to and in accordance with the Security Trust Agreement (as defined below) in relation to the security provided hereunder.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

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Acquisition means

(a)	any one or more acquisition by KDVS of assets comprising cable television networks and/or subscribers and/or related assets (and/or shares or equity interests in persons owning such assets (directly or indirectly)) from members of the Orion Group or from persons in which members of the Orion Group have a significant equity interest; and

(b)	any acquisition under the Tele Columbus/ewt SPA.

Additional Borrower means a member of the Group which becomes a borrower under the Credit Agreement after the date of this Agreement.

Additional Facility means an Add-On Facility or an External Facility.

Add-On Facility Accession Agreement means

(a)	the Tele Columbus/ewt Add-On Facility Accession Agreement;

(b)	any Add-on Facility Accession Agreement – Facility A1;

(c)	any Add-on Facility Accession Agreement – Facility C1; and

(d)	any other accession deed pursuant to which any person or entity accedes to the Credit Agreement as provider of an Add-On Facility.

Add-On Facility Accession Agreement – Facility A1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which the Facility A1 shall be made available.

Add-On Facility Accession Agreement – Facility C1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C1 shall be made available.

Add-On Facility means

(a)	the Facility A1;

(b)	the Facility C;

(c)	the Facility C1;

(d)	any loan facility which refinances any and all outstandings under the Facility B of the Credit Agreement; and

(e)	any other additional loan facility provided under the Credit Agreement which has Eligible Terms.

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Add-On Facility Lender means:

(a)	an Original Add-On Facility Lender; or

(b)	any person or entity which has become a lender under an Add-On Facility.

Administrative Party means a Mandated Lead Arranger, the Facility Agent or the Security Agent.

Ancillary Facility means any facility or financial accommodation (including any overdraft, foreign exchange, guarantee, bonding, documentary or standby letter of credit, credit card or automated payments facility) established by a Lender in place of all or parts of its respective facility commitment.

Ancillary Facility Document means any document evidencing any Ancillary Facility.

Ancillary Lender means any lender providing for an Ancillary Facility.

Ancillary Outstandings means, at any time and with respect to any Ancillary Facility of any Ancillary Lender, the aggregate of all of the following amounts (as calculated by that Ancillary Lender) outstanding at that time under that Ancillary Facility:

(a)	all amounts of principal then outstanding under any overdraft, cheque drawing or other account facilities determined on a gross basis unless such facilities are made available on the basis of netting arrangements satisfactory to the Ancillary Lender in which case, such outstanding principal amounts shall be determined on the net debt basis used by that Ancillary Lender;

(b)	the maximum potential liability (excluding amounts stated to be in respect of interest and fees) under all guarantees, bonds and letters of credit then outstanding under that Ancillary Facility; and

(c)	in respect of any other facility or financial accommodation, such other amount (excluding interest and similar charges) as fairly represents the aggregate exposure of that Ancillary Lender under that facility or accommodation, as reasonably determined by that Ancillary Lender from time to time in accordance with its usual banking practice for facilities or accommodation of the relevant type.

Antenna Device means an antenna device consisting of a parabolic antenna dish, pole, with or without heating system, and all active devices connected thereto, in particular, but not limited to, electronic receiving/transmitting devices and intermediate frequency transmitters (Zwischenfrequenzverteiler) that is installed at any of the Antenna Device Security Locations whereby an Antenna Device installed at the location referred to in (b) of the definition of Antenna Device Security Location with a diameter of 9.4 metres shall not include the concrete socket on which such Antenna Device has been built upon.

Antenna Device Security Locations means any of

(a)	the roof of the building at the premise located at Breitlacherstraße 96, 60489 Frankfurt a.M., Germany; and

(b)	the backyard of the building located at the premise at Breitlacherstraße 96, 60489 Frankfurt a.M., Germany within a fenced area.

BGB means the German Civil Code (Bürgerliches Gesetzbuch).

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Borrower means KDVS or an Additional Borrower.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and Frankfurt am Main and which is also a TARGET Day.

Commitment Letter means the commitment letter dated on or about the date of the Credit Agreement between the Mandated Lead Arrangers, the Original Lenders, KDG and KDVS.

Compliance Certificate means any compliance certificate issued or to be issued by any Obligor in connection with the Credit Agreement setting out the compliance with certain financial ratios and/or covenants.

Core Business means:

(a)	the provision of cable related services in Germany over the cable network of the Group and services ancillary thereto (for the avoidance of doubt including analogue television, digital television, telephony and internet access);

(b)	any other business carried on by the Group as at the date of the Credit Agreement; and

(c)	the provision of administrative and information technology services incidental to the businesses identified in paragraphs (a) and (b) above.

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, the Security Agent, KDVS, KDG and the Original Lenders providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 Add-On Facilities.

DTAG means Deutsche Telekom Aktiengesellschaft.

Effective Date means 12 May 2006 and its occurrence was confirmed by a letter of Deutsch Bank AG, London Branch of 15 May 2006 which is attached to this Agreement as Schedule 3.

Eligible Terms means, in respect of any Additional Facility:

(a)	the final maturity date of that Additional Facility must be a date not earlier than falling at least six months after 31 March 2014 (except that the Facility A1 and Facility C1 and any revolving facility provided under and/or in connection with the Credit Agreement may have a maturity date of 31 March 2014);

(b)	there must be no amortisation required in respect of that Additional Facility;

(c)	subject to paragraph (d) below, that Additional Facility must be a term facility (which, in the case of an External Facility, may include notes, bonds or any other term credit arrangement which is not capable, by its terms, of being repaid or prepaid and redrawn before the date falling at least six months after 31 March 2012 (it being acknowledged that such arrangement may have customary change of control, voluntary prepayment, asset sale and similar prepayment provisions)); and

(d)	the purpose must be to fund a Permitted Acquisition or to refinance all or part of any facility (including without limitation the Facility B) or to replace any commitment under the Credit Agreement, and for the avoidance of any doubt, an Additional Facility which refinances the Facility B or replaces a commitment in relation to the Facility B may be a revolving facility;

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(e)	(in the case of an Additional Facility the purpose of which is to fund a Permitted Acquisition) the principal amount of that Additional Facility (together with the principal amount of all other Additional Facilities) may not exceed the maximum amount which, if fully utilised on the date of completion of the relevant Permitted Acquisition, would not result in any breach of certain financial covenant ratios;

(f)	the liabilities of the obligors thereunder are to be treated and rank as a senior debt under the Priority Agreement and to have the benefit of all relevant Security Documents (whether through execution of new documents or amendment to existing documents) or (in each case) to have such lower ranking as is agreed by all the lenders of that Additional Facility. For these purposes relevant Security Documents means Security Documents comprising the same assets and shares comprised in Security Documents executed prior to the establishment of that Additional Facility, it being acknowledged that prior-ranking Security Documents will remain in place (with the proceeds of enforcement of all Security Documents subject to the sharing provisions of the Priority Agreement).

Escaline means Escaline S.à r.l., a limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its business address at: 46A, Avenue John F. Kennedy, Luxembourg and being registered with the Luxembourg trade register under registration number B 111 789.

Euro, euro, EUR or € means the single European currency introduced 1 January 1999.

Excluded Rack means any installation and storage system for electronic equipment with 19” width and/or any other width that is

(a)	located within a metal cage located in a Rack Security Location and being marked with a label indicating that any devices installed within such cage are owned by third parties other than the Transferor; or

(b)	marked with a label “Carrier Equipment”.

Existing Facility means the €2,600,000,000 facilities made available under an amended and restated credit agreement originally dated 29 March 2004 between, amongst others, KDVS as borrower and Deutsche Bank AG as facility agent.

Existing Security Transfer Agreement means the security transfer agreement originally dated 12 May 2006, as amended and restated by a supplemental agreement in relation to certain German security documents dated 4 February 2010 and made between KDVS as transferor and the Security Agent as transferee pursuant to which certain assets have been transferred to create Security for the Secured Claims.

External Facility means any credit agreement which has Eligible Terms.

Event of Default means an event of default under any of the Finance Documents, which entitles the Facility Agent to declare that all or part of any amounts outstanding under the Finance Documents or any of them are immediately due and payable, or payable on demand.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

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Facility A is a term loan facility made available under the terms of the Credit Agreement.

Facility A1 means the English law governed up to EUR 1,150,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under the Facility A.

Facility B is a revolving credit facility made available under the terms of the Credit Agreement.

Facility C means the English law governed EUR 650,000,000 term loan facility made or to be made available to KDVS for the purposes of paying any of its payment obligations in connection with the Acquisition.

Facility C1 means the English law governed up to EUR 650,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under Facility C.

Fee Letter means any letter entered into by reference to the Credit Agreement between one or more Administrative Parties and an Obligor setting out the amount of certain fees which are payable, inter alia, in relation to the Credit Agreement.

Finance Document means:

(a)	the Credit Agreement;

(b)	the Commitment Letter;

(c)	a Fee Letter;

(d)	an Obligor Accession Deed;

(e)	a Transfer Certificate;

(f)	an Ancillary Facility Document;

(g)	the Hedging Letter;

(h)	an Add-On Facility Accession Agreement;

(i)	a Hedging Document;

(j)	a Security Document;

(k)	the Priority Agreement;

(l)	a Compliance Certificate;

(m)	a Request; and

(n)	any other document designated as such by the Facility Agent and KDG.

Finance Party means an Administrative Party, an Underwriter, a Lender or a Hedging Bank.

Future Security Asset means any and all asset of the same kind as those specified in Clause 2.1 which will be located in the Security Location and/or on the third floor of the building located at Breitlacherstraße 96, 60486 Frankfurt a.M., Germany after the date of this Agreement.

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Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries (but excluding any Unrestricted Subsidiary).

Hedging Letter means a letter dated on or about the original date of the Credit Agreement between KDG, the Mandated Lead Arrangers and the Facility Agent relating to the interest and currency hedging to be effected by the Group and any other letter designated as such by KDG and the Facility Agent which amends or supplements the terms of that letter.

Hedging means any interest rate or currency swap, derivative transaction or hedging facility.

Hedging Bank means:

(a)	each Original Hedging Bank; or

(b)	each party (other than an Obligor) which shall at any relevant time be or become a party to any Hedging Document.

Hedging Document means

(a)	each master agreement, confirmation or other document evidencing any Hedging provided by a Hedging Bank to an Obligor; or

(b)	otherwise entered into on the basis that under the terms of the Finance Documents any party to such document (other than an Obligor) in such regard becomes entitled to the benefit of, among other things, any security interest created under this Agreement.

KDG means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

KDG Merger means a merger (whether by way of statutory merger, collapse merger or by any other cause at law) between KDVS and KDG.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Lender means:

(a)	any Original Lender;

(b)	any Original Add-On Facility Lender; or

(c)	any person which becomes a lender after the date of this Agreement,

but only for so long as it has any outstanding commitment or participation in any loan provided under the Credit Agreement or Ancillary Outstanding or any amount is owed to it (whether actually or contingently) in its capacity as lender.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

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(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a Borrower.

Obligor Accession Deed means a deed of accession pursuant to which any person or entity accedes, inter alia, to the Credit Agreement as Additional Borrower.

Original Add-On Facility Lender means each of the entities listed in Schedule 4 Part 2 of this Agreement.

Original Finance Party means

(a)	each Administrative Party,

(b)	each Underwriter,

(c)	each Original Lender, and

(d)	each Original Hedging Bank.

Original Hedging Bank means each of:

(a)	Goldman Sachs International;

(b)	Morgan Stanley Capital Services Inc.;

(c)	Société Générale;
(d)	Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.;

(e)	The Royal Bank of Scotland plc;

(f)	BNP Paribas S.A.;

(g)	Deutsche Bank AG, London;

(h)	HSBC Bank plc;

(i)	Calyon S.A.; and

(j)	Bank of Scotland plc.

Original Lender means each of the entities listed in Schedule 4 Part 1 of this Agreement.

Original Transferred Assets shall have the meaning ascribed to that term in Clause 2.1 below.

Orion Group means, at any time, companies or other persons directly or indirectly controlled by Escaline or any of its subsidiaries at that time.

Permitted Acquisition means any one or more acquisitions by KDVS, and following the effectiveness of the KDG Merger, the surviving entity of such KDG Merger, or any of its wholly-owned

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Subsidiaries (except for any Unrestricted Subsidiary) of any issued voting share capital or other ownership interests in a limited liability company or limited liability partnership or of any existing business carried on as a going concern where the acquired company or partnership and each of its material Subsidiaries carries on its business, or the acquired business is carried on, principally in the Core Business in Germany provided that, inter alia, the consideration for such acquisition does not exceed, when aggregated with the considerations for each other such permitted acquisitions since the date of the Credit Agreement, Euro 800,000,000.

Playout Centre Security Location means the premise shown on the map attached hereto as Schedule 1 and being highlighted with a blue border.

Present Security Asset has the meaning given to that term in Clause 2.1 below.

Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Facility Agent and the Lenders are parties in connection with the Credit Agreement.

Rack means a standardised installation and storage system for electronic equipment with 19” width, except for any Excluded Rack.

Rack Security Locations means any of

(a)	the third floor of the building located at the premise at Breitlacherstraße 96, 60486 Frankfurt a.M., Germany; and

(b)	the fourth floor of the building located at the premise at Breitlacherstraße 96, 60486 Frankfurt a.M., Germany.

Release Agreement means the release agreement dated 28 April 2006 made between KDG and KDVS as released parties, Deutsche Bank AG London as releasing party and the Security Agent in relation to the release of certain security interests constituted under accessory and non-accessory security granted in connection with the Existing Facility.

Request means any request for the draw down of any credit facility under the Credit Agreement by any Obligor.

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of any of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any Joint and Several Creditor Claim, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties (or any of them) in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security Asset means a Present Security Asset and a Future Security Asset.

Security means any and all security granted to secure the Secured Claims.

Security Document means any document evidencing or creating security over any asset of any Obligor to secure any obligation of any Obligor to a Finance Party under any Finance Document referred to under (a) to (i) and (k) to (n) of the definition of “Finance Document”.

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Security Location means any of

(a)	the Antenna Device Security Locations;

(b)	the Playout Centre Security Location; and

(c)	the Rack Security Locations.

Security Trust Agreement means the agreement originally dated 12 May 2006, as amended and supplemented by a supplemental agreement in relation to certain German security documents dated on or about the date of this Agreement, between, amongst others, KDG and KDVS as security grantors, the Security Agent and the other Finance Parties pursuant to which, inter alia, the Security Agent has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Service Level Agreement shall have the meaning ascribed to that term in the Credit Agreement.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

Tele Columbus/ewt Add-On Facility Accession Agreement means the English law governed add-on facility accession agreement dated 24 October 2007 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C has been made available.

Tele Columbus/ewt SPA means the German law governed share purchase agreement dated 17/18 September 2007 (Roll of Notarial Deeds No. 1049/2007) of notary public Dr. Gerhard Limberger, having his offices in Frankfurt a.M., Germany), as amended by notarial deeds No. 1050/2007 and 1051/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed no. 691/2007 of notary public Dr. Wolfgang Hauser, Frankfurt a.M., as further amended by notarial deed No. 1679/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed No. 217/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M. and as amended by an amendment and substation agreement dated 18 April 2008 (A. Prot. 2008/55 of the notary public Ayesha Curmally, Basel, Switzerland) the Substitution Agreement) made between Kabel Deutschland Erste Beteiligungsgesellschaft mbH as original purchaser (now replaced by the terms of the Substitution Agreement by KDVS as new purchaser) and Tele Columbus GmbH and ewt Holding GmbH as sellers pursuant to which all shares in, inter alia, the Companies have been sold to Kabel Deutschland Erste Beteiligungsgesellschaft mbH as purchaser (now replaced by KDVS as purchaser pursuant to the terms of the Substitution Agreement).

Underwriter means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs Credit Partners L.P.; and

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(d)	JPMorgan Chase Bank, N.A.

Unrestricted Subsidiary means any Subsidiary of KDVS or KDG (which is not an Obligor) nominated by KDVS to the Facility Agent at any time when no Event of Default is outstanding.

TARGET Day means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open for the settlement of payments in Euro.

Transfer Certificate means any transfer certificate pursuant to which any rights under the Credit Agreement shall be transferred by novation or otherwise to any new lender.

1.2	Construction

(a)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Agent means the Security Agent acting as agent for and on behalf of the Finance Parties unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)	Where the context so admits, the singular includes the plural and vice versa.

(c)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

(f)	Unless otherwise defined herein or unless the context otherwise requires, terms defined or referred to in the Credit Agreement shall have the same meaning when used herein.

1.3	Release Agreement and Existing Security Transfer Agreement

The Release Agreement and the Existing Security Transfer Agreement remain unaffected from any agreements under and in connection with this Agreement.

2.	TRANSFER OF SECURITY ASSETS

2.1	The Transferor hereby represents and warrants that it has either full title (Eigentum), or title in the form of co-ownership (Miteigentum) or inchoate rights (Anwartschaftsrecht), in the assets referred to in Clause 2.1(a) to 2.1(d) (each inclusive) below (each a Present Security Asset and collectively the Present Security Assets):

(a)	all of the following assets situated in the Rack Security Location:

(i)	all Racks;

(ii)	all electronic devices installed or stored in Racks; and

(iii)	all cables connecting the devices set out in Clause 2.1(a)(i) and 2.1(a)(ii) with each other;

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(b)	any Antenna Device;

(c)	all coaxial cables and optical transmission systems (optical fibre and related optical nodes and other related equipment) connecting electronic devices as set out under Clause 2.1(a)(ii) above and Antenna Devices as set out in Clause 2.1(b) above; and

(d)	all assets situated in the Playout Centre Security Location.

2.2	The Transferor hereby transfers full title (Eigentum) in any and all Security Assets to the Security Agent and title in such Security Asset shall pass in accordance with Clause 2.4 to 2.6 below.

2.3	To the extent that the Transferor holds, or will in future hold, title in the form of co-ownership (Miteigentum) in respect of the Security Assets or part thereof, it herewith transfers such ownership rights to the Security Agent. Additionally, the Transferor transfers and assigns to the Security Agent all inchoate rights (Anwartschaftsrechte) it holds, or will hold in future, in respect of the Security Assets.

2.4	In relation to the Security Assets referred to under Clause 2.1(d), any ownership rights (Eigentum), co-ownership rights (Miteigentum) or inchoate rights (Anwartschaftsrechte) in respect of assets brought to the Playout Centre Security Location in future after the date of this Agreement will be automatically transferred to the Security Agent at the time such assets are actually brought to the Playout Centre Security Location.

2.5	In relation to any assets referred to under Clause 2.1(a) to 2.1(c) (each inclusive) above, any ownership rights (Eigentum), co-ownership rights (Miteigentum) or inchoate rights (Anwartschaftsrechte) in respect of such assets brought to the Antenna Device Security Location and/or the Rack Security Location in future after the date of this Agreement will be automatically transferred to the Security Agent at the time such assets are actually brought to the Antenna Device Security Location and/or the Rack Security Location.

2.6	The Security Agent accepts such transfers and assignments.

3.	SUBSTITUTION FOR DELIVERY

3.1	As a substitute for the delivery of all Security Assets to the Security Agent, the Transferor and the Security Agent (as indirect possessor (mittelbarer Besitzer)) herewith agree that the Transferor will hold the Security Assets for the Security Agent as lessee free of charge (Leihe).

3.2	To the extent that third parties obtain actual possession (unmittelbarer Besitz) of the Security Assets, the Transferor hereby transfers and assigns to the Security Agent any existing or future claims it may have for the surrender of the Security Assets. The Security Agent accepts such assignments.

4.	AGREEMENT ON TRANSFER OF TITLE

4.1	The Parties are in agreement that any and all asset which is of the same kind as those specified in Clause 2.1 (a) to (e) (each inclusive) above and located in any Security Location but that has neither been transferred pursuant to the terms of this Agreement shall constitute security property (Sicherungseigentum) of the Security Agent as of the date of execution of and entering into this Agreement.

4.2	As a substitute for the delivery of such assets referred to in Clause 4.1 above to the Security Agent, the Transferor and the Security Agent (as indirect possessor (mittelbarer Besitzer)) herewith agree that the Transferor will hold such assets referred to in Clause 4.1 above for the Security Agent as lessee free of charge (Leihe).

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4.3	To the extent that third parties obtain actual possession (unmittelbarer Besitz) of such assets referred to in Clause 4.1 above, the Transferor hereby transfers and assigns to the Security Agent any existing or future claims it may have for the surrender of such assets. The Security Agent accepts such assignments.

5.	SECURITY PURPOSE

The Security Assets shall serve as collateral to secure the prompt and complete satisfaction of any and all Secured Claims.

6.	IDENTIFICATION OF ASSETS

6.1	The Transferor shall provide the Security Agent on no later than the fifth Business Day following the end of a calendar quarter for that calendar quarter, or at shorter intervals if so requested by the Security Agent in order to permit the safeguarding of its legitimate interests, with a list of those assets which have become Security Assets during that calendar quarter.

6.2	The Transferor shall have the right to deliver the relevant lists on a readable and compatible disk. The Security Agent may contact the Transferor from time to time with a view to agreeing the necessary details.

6.3	For the avoidance of doubt, the Security Agent shall also be entitled to any and all Security Assets if for any reason whatsoever such Security Assets are not, or are incompletely contained in any of the lists provided to the Security Agent pursuant to Clause 6.1 above.

6.4	If the Transferor employs a third party for its bookkeeping and/or data-processing, the Transferor hereby irrevocably authorises the Security Agent to obtain the lists of Security Assets provided pursuant to Clause 6.1 above directly from such third party at the Transferor’s expense. The Transferor hereby undertakes to instruct the third party to provide the Security Agent upon the Security Agent’s demand with such information and documents as the Security Agent requests.

7.	LOCATION OF SECURITY ASSETS

7.1	The Transferor is obliged to keep the Security Assets in any of the Security Locations. The Transferor shall deal carefully with the Security Assets and shall give due regard to all necessary care and maintenance of the Security Assets at its own expense.

7.2	The Security Agent has the right to mark the Security Assets as its property. The Transferor shall keep accurate records of the Security Assets transferred and assigned to the Security Agent.

7.3	A removal of Security Assets from any of the Security Locations or a disposal of Security Assets, other than removals or disposals in the ordinary course of business, are only allowed with the prior written consent of the Security Agent.

7.4	The Transferor undertakes with respect to the Security Locations that have been rented by it under rental agreements (each a Rental Agreement):

(a)	to submit to the Security Agent at the date hereof a current copy of each Rental Agreement which entitles the Transferor to use the Security Location (or part thereof);

(b)	to notify the Security Agent promptly of any amendments to a Rental Agreement;

(c)	to notify the Security Agent promptly of the non-payment of any rent due and payable under a Rental Agreement; and

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(d)	to inform the lessor under a Rental Agreement in writing of the fact that the Security Assets have been transferred for security purposes to the Security Agent.

7.5	The Security Agent is entitled, but not obliged, to make any payment due and payable under a Rental Agreement to the relevant lessor on behalf and at the expense of the Transferor.

7.6	The Transferor undertakes to inform the Security Agent promptly about any asset of the same kind as those specified in Clause 2.1 (a) to (e) (each inclusive) above and brought in the Antenna Device Security Location but not owned by the Transferor but by any third party in a substance and manner satisfactory to the Security Agent and to agree to any supplement and/or amendment to this Agreement the Security Agent may think expedient or necessary due to such instalment of such assets.

8.	RIGHTS OF THE SECURITY AGENT TO EXAMINE THE SECURITY LOCATIONS

8.1	The Security Agent or any representative of its choice is entitled to inspect the Security Assets, the Security Locations and any documentation or records concerning the Security Assets on reasonable notice and during normal business hours. The Transferor shall provide all necessary information and allow access to the relevant books and documentation and any of the Security Locations respectively.

8.2	If the Security Assets are possessed by a third party, such third party shall be instructed by the Transferor to allow access to the Security Assets by the Security Agent.

9.	RESERVATION OF TITLE

The Transferor shall extinguish any reservation of title arising during the normal course of business by settling the purchase price when due for the Security Assets affected by such reservation of title. The Security Agent is entitled but not obliged to make such payments on behalf of the Transferor, in which case title to such Security Assets shall pass from any holder of such reservation of title directly to the Security Agent.

10.	TAKING POSSESSION BY THE SECURITY AGENT

The Security Agent is entitled to recover the Security Assets upon the occurrence of an Event of Default which is continuing.

11.	ENFORCEMENT AND REALISATION

11.1	If (i) an Event of Default has occurred, (ii) the Facility Agent has declared all amounts payable under the Finance Documents immediately due and payable and (iii) the Event of Default has not been remedied within 5 (five) Business Days after the Facility Agent has declared all amounts payable under the Finance Documents immediately due and payable.

11.2	The Security Agent will notify the Transferor of its intention to realise the Security Assets by giving 5 (five) Business Days’ notice. Such notice period is not necessary if the Borrower has generally ceased to make payments or the commencement of insolvency proceedings has been filed against the Borrower.

11.3	The Security Agent is entitled to sell the Security Assets by way of private sale or private auction on its own account or on behalf of the Transferor. The Security Agent will take into consideration the legitimate interests of the Transferor. The Security Agent is also entitled to demand from the Transferor, that the Transferor realises the Security Assets in the best way possible or helps with the realisation. In that event the Transferor is obliged to transfer promptly all proceeds resulting from such realisation to the Security Agent.

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11.4	After the realisation of the Security Assets the Security Agent will employ the proceeds, in accordance with the provisions of the Priority Agreement, to cover the Secured Claims. If the proceeds of the realisation are subject to turnover tax, the Security Agent will submit a credit note to the Transferor to the effect that such credit note is to be seen as an invoice for the delivery of goods. It shall in any event meet the requirements of German turnover tax law.

11.5	The Security Agent may determine which of several securities, if applicable, shall be used to satisfy the Secured Claims. The proceeds resulting from the enforcement will be distributed by the Security Agent in accordance with the relevant provisions of the Security Trust Agreement.

12.	UNDERTAKINGS

12.1	The Transferor undertakes:

(a)	to re-execute the transfer for security purposes of any of the Security Assets which has not been validly transferred hereunder or the transfer of which turns out to be invalid or unenforceable; and

(b)	to transfer any assets which should have been transferred for security purposes to the Security Agent under any of the Security Documents but which, for whatever reason, have not been validly transferred to the Security Agent.

12.2	The Transferor and the Security Agent agree that any Security Asset, or any other asset which should have been transferred to the Security Agent for security purposes, which has not been validly transferred to the Security Agent, shall be treated as between the Transferor and the Security Agent as if it had been validly transferred for security purposes to the Security Agent, and shall be forthwith held on trust by the Transferor for the benefit of the Security Agent.

13.	FURTHER UNDERTAKINGS

The Transferor undertakes:

(a)	to accurately label the steel cages containing any Excluded Racks.

(b)	to accurately label the Excluded Racks.

(c)	to inform the Security Agent promptly of any subsequent material adverse changes in the value of any of the Security Assets taken as a whole;

(d)	to inform the Security Agent promptly of any subsequent changes to the Security Location;

(e)	to provide the Security Agent promptly at its request with all information and documents it may reasonably require in relation to the Security Assets taken as a whole;

(f)	to notify the Security Agent promptly of any event or circumstance other than interpretation of laws which affects or is reasonably likely to affect the validity or enforceability of this Agreement;

(g)	at its own expense, to execute and do all such assurances, acts and things as the Security Agent may reasonably require:

(i)	for perfecting or protecting the security intended to be afforded by this Agreement; and

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(ii)	if the Security granted hereunder has become enforceable, for facilitating the realisation of all or any part of the assets which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Agent, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Agent or to its nominees and give all notices, orders and directions which the Security Agent may reasonably think expedient; and

(h)	to refrain from any acts or omissions which might damage or result in a loss of the Security Assets.

14.	REPRESENTATIONS AND WARRANTIES

The Transferor represents and warrants to the Security Agent that the specification of the premise set out in Schedule 1 hereof is a complete and accurate specification of the premise where the monitoring unit of the digital playout centre of the Transferor is located;

15.	INSURANCE OF THE SECURITY ASSETS

15.1	Obligation to insure

The Transferor undertakes at its own expense to keep the Security Assets insured in accordance with the Credit Agreement.

15.2	Assignment

The Transferor hereby assigns any and all rights and claims under the present and future insurances (other than liability insurance claims (Haftpflichtversicherungsansprüche)) regarding the Security Assets. The Transferor undertakes to notify the relevant insurer(s) of the assignment of the insurance claims concerning the Security Assets constituted in connection with and pursuant to the respective Finance Documents and to provide the Security Agent with a copy of such notification letter and the requested return receipt. Notwithstanding such assignment the Transferor will continue to be obliged under the respective insurance contracts with the proviso that the Transferor is not entitled to terminate any of the insurance contracts without the prior written consent of the Security Agent unless the policy replacing the terminated policy is made subject to the provisions contained in this Clause 15. Insofar as additional declarations and actions are necessary for the assignment of the insurance claims the Transferor shall, at the Security Agent’s request, make such additional declarations or undertake such actions.

15.3	Insurance Policy

The Transferor undertakes to require the insurer(s) to issue, and submit to the Security Agent, at the Transferor’s expense, a certificate of insurance (Sicherungsschein and Sicherungsbestätigung, as the case may be) for the benefit of the Security Agent together with the premium receipts or other evidence of the payment thereof.

To the extent the Transferor is not, or not sufficiently, insured, the Security Agent has the right to insure the Security Assets at their full value from time to time at the Transferor’s expense.

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16.	THIRD PARTY RIGHTS

If and to the extent that there exists, in relation to the Security Assets, a pledge by law (gesetzliches Pfandrecht) in favour of any third party, the Transferor shall, at the Security Agent’s reasonable request, promptly provide that all sums properly due to such third party have been duly paid. The Security Agent shall be entitled to make such payments if and to the extent that the Transferor does not provide promptly such evidence.

17.	RELEASE OF SECURITY

17.1	Release

After the full and complete satisfaction of all Secured Claims, the Security Agent shall promptly, at the cost and expense of the Transferor, retransfer to the Transferor the Security Assets and surrender the excess proceeds, if any, resulting from any realisation of the Security Assets or part thereof. The Security Agent will, however, transfer any Security Assets to a third party to the extent that it is obliged to do so.

Even prior to the full and complete satisfaction of all Secured Claims, the Security Agent is obliged to release upon the Transferor’s request all or part of the Security insofar as the realisable value of the Security and any other security given to the Security Agent or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Agent may, at its discretion, determine which part of the Security shall be released.

18.	INDEMNITY

18.1	Liability for Damages

The Security Agent shall not be liable for any loss or damage suffered by the Transferor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent.

18.2	Indemnification

The Transferor will indemnify the Security Agent and the other Finance Parties and keep the Security Agent and each of the other Finance Parties indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Agent of any of the other Finance Parties as a result of any breach of the Transferor of any of its obligations or undertakings herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Finance Parties or the Security Agent.

18.3	This Clause 18 shall survive the termination of this Agreement under Clause 20 or otherwise.

19.	SUCCESSORS

This Agreement shall be binding upon the Parties hereto and their respective successors in law. The Security Agent shall be entitled to assign or otherwise transfer any and all of its rights and duties under this Agreement to third parties. The Transferor is not entitled to any such transfer without the prior written consent of the Security Agent.

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20.	DURATION AND INDEPENDENCE

20.1	Duration

This Agreement shall remain in full force and effect until the full and complete payment and discharge of the Secured Claims. This Agreement shall not cease to exist, if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

20.2	Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever to any Finance Document or in any document or agreement related to it shall affect the validity of this Agreement.

20.3	Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Agent and/or or any of the other Finance Parties with respect to any obligation of any of the Borrower under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

21.	THE SECURITY TRUST AGREEMENT

The provisions of the Security Trust Agreement shall apply to this Agreement provided that in the event of any conflict between the provisions of this Agreement and the provisions of the Security Trust Agreement, the provisions of this Agreement shall prevail.

22.	COSTS AND EXPENSES

The Transferor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

23.	PARTIAL INVALIDITY; WAIVER

23.1	Invalidity

If any provision of this Agreement or any part therof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

23.2	Waiver

No failure to exercise, nor any delay in exercising, on the part of the Security Agent, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

24.	AMENDMENTS

Changes and amendments to this Agreement, including this Clause 24 shall be made in writing.

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25.	NOTICES AND THEIR LANGUAGE

25.1	Notices

Any notice or other communication under or in connection with this Agreement to the Transferor or the Security Agent shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth Schedule 7 or such other address or facsimile number as is notified from time to time.

25.2	Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

26.	APPLICABLE LAW; JURISDICTION

26.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of Germany.

26.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement) for both parties shall be Frankfurt am Main, Germany. The Security Agent, however, shall also be entitled to take legal action against the Transferor before any other competent court of law having jurisdiction over the Transferor or any of its assets.

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SCHEDULE 4

AMENDED AND RESTATED FORM OF THE SECURITY TRUST AGREEMENT

SECURITY TRUST AGREEMENT

ORIGINALLY DATED 12 MAY 2006

AS AMENDED AND RESTATED BY A SUPPLEMENTAL AGREEMENT DATED 4 FEBRUARY

2010

between

THE ROYAL BANK OF SCOTLAND PLC

as Security Agent

and

THE OTHER FINANCE PARTIES

and

THE SECURITY GRANTORS

Allen & Overy LLP

CONTENTS

Clause	Page

1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14.

Interpretation

Appointment as Trustee and Administrator

Purpose of the German Security

Power of Attorney

Successors

Duration

Realisation

Liability and Indemnification

New Parties

Partial Invalidity, Waiver

Amendments

Notices and their Languages

Applicable Law; Jurisdiction

Application of the Priority Agreement

1 10 11 11 12 12 12 12 13 13 13 13 14 14

THIS SECURITY TRUST AGREEMENT (the Agreement) is made originally on 12 May 2006, as amended and restated by a supplemental agreement dated 4 February 2010

BETWEEN:

(1)	THE ROYAL BANK OF SCOTLAND PLC, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Agent);

(2)	the other FINANCE PARTIES as defined under Clause 1.1 (Definitions) below; and

(3)	the SECURITY GRANTORS as defined under Clause 1.1 (Definitions) below.

The Beneficiaries (as defined below) and the Security Grantors (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS

(A)	The Lenders (as defined below) have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(B)	The Security Agent is the joint and several creditor (together with, inter alia, any and all of the Finance Parties (as defined below) of each and every payment obligation of any Obligor (as defined below) towards each and any of, inter alia, the Finance Parties (as defined below) under the Finance Documents (as defined below) and accordingly the Security Agent will have its own independent right to demand performance by the relevant Obligor (as defined below) of those obligations when due (the Joint and Several Creditor Claim).

(C)	It is a condition to the Lenders consenting to the terms of, inter alia, the Credit Agreement Amendment Letter that the Security Grantors (as defined below) enter into this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

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Acquisition means

(a)	any one or more acquisition by KDVS of assets comprising cable television networks and/or subscribers and/or related assets (and/or shares or equity interests in persons owning such assets (directly or indirectly)) from members of the Orion Group or from persons in which members of the Orion Group have a significant equity interest; and

(b)	any acquisition under the Tele Columbus/ewt SPA.

Additional Borrower means a member of the Group which becomes a borrower under the Credit Agreement after the date of this Agreement.

Additional Facility means an Add-On Facility or an External Facility.

Add-On Facility Accession Agreement means

(a)	the Tele Columbus/ewt Add-On Facility Accession Agreement;

(b)	any Add-on Facility Accession Agreement – Facility A1;

(c)	any Add-on Facility Accession Agreement – Facility C1; and

(d)	any other accession deed pursuant to which any person or entity accedes to the Credit Agreement as provider of an Add-On Facility.

Add-On Facility Accession Agreement – Facility A1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which the Facility A1 shall be made available.

Add-On Facility Accession Agreement – Facility C1 means each English law governed add-on facility accession agreement each dated 3 February 2010 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C1 shall be made available.

Add-On Facility means

(a)	the Facility A1;

(b)	the Facility C;

(c)	the Facility C1;

(d)	any loan facility which refinances any and all outstandings under the Facility B of the Credit Agreement; and

(e)	any other additional loan facility provided under the Credit Agreement which has Eligible Terms.

Add-On Facility Lender means:

(a)	an Original Add-On Facility Lender; or

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(b)	any person or entity which has become a lender under an Add-On Facility.

Administrative Party means a Mandated Lead Arranger, the Facility Agent or the Security Agent.

Ancillary Facility means any facility or financial accommodation (including any overdraft, foreign exchange, guarantee, bonding, documentary or standby letter of credit, credit card or automated payments facility) established by a Lender in place of all or parts of its respective facility commitment.

Ancillary Facility Document means any document evidencing any Ancillary Facility.

Ancillary Lender means any lender providing for an Ancillary Facility.

Ancillary Outstandings means, at any time and with respect to any Ancillary Facility of any Ancillary Lender, the aggregate of all of the following amounts (as calculated by that Ancillary Lender) outstanding at that time under that Ancillary Facility:

(a)	all amounts of principal then outstanding under any overdraft, cheque drawing or other account facilities determined on a gross basis unless such facilities are made available on the basis of netting arrangements satisfactory to the Ancillary Lender in which case, such outstanding principal amounts shall be determined on the net debt basis used by that Ancillary Lender;

(b)	the maximum potential liability (excluding amounts stated to be in respect of interest and fees) under all guarantees, bonds and letters of credit then outstanding under that Ancillary Facility; and

(c)	in respect of any other facility or financial accommodation, such other amount (excluding interest and similar charges) as fairly represents the aggregate exposure of that Ancillary Lender under that facility or accommodation, as reasonably determined by that Ancillary Lender from time to time in accordance with its usual banking practice for facilities or accommodation of the relevant type.

Beneficiary means a Finance Party.

BGB means the German Civil Code (Bürgerliches Gesetzbuch).

Borrower means KDVS or an Additional Borrower.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and Frankfurt am Main and which is also a TARGET Day.

Commitment Letter means the commitment letter dated on or about the date of the Credit Agreement between the Mandated Lead Arrangers, the Original Lenders, KDG and KDVS.

Compliance Certificate means any compliance certificate issued or to be issued by any Obligor in connection with the Credit Agreement setting out the compliance with certain financial ratios and/or covenants.

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Core Business means:

(a)	the provision of cable related services in Germany over the cable network of the Group and services ancillary thereto (for the avoidance of doubt including analogue television, digital television, telephony and internet access);

(b)	any other business carried on by the Group as at the date of the Credit Agreement; and

(c)	the provision of administrative and information technology services incidental to the businesses identified in paragraphs (a) and (b) above.

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, the Security Agent, KDVS, KDG and the Original Lenders providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 Add-On Facilities.

Eligible Terms means, in respect of any Additional Facility:

(a)	the final maturity date of that Additional Facility must be a date not earlier than falling at least six months after 31 March 2014 (except that the Facility A1 and Facility C1 and any revolving facility provided under and/or in connection with the Credit Agreement may have a maturity date of 31 March 2014);

(b)	there must be no amortisation required in respect of that Additional Facility;

(c)	subject to paragraph (d) below, that Additional Facility must be a term facility (which, in the case of an External Facility, may include notes, bonds or any other term credit arrangement which is not capable, by its terms, of being repaid or prepaid and redrawn before the date falling at least six months after 31 March 2012 (it being acknowledged that such arrangement may have customary change of control, voluntary prepayment, asset sale and similar prepayment provisions)); and

(d)	the purpose must be to fund a Permitted Acquisition or to refinance all or part of any facility (including without limitation the Facility B) or to replace any commitment under the Credit Agreement, and for the avoidance of any doubt, an Additional Facility which refinances the Facility B or replaces a commitment in relation to the Facility B may be a revolving facility;

(e)	(in the case of an Additional Facility the purpose of which is to fund a Permitted Acquisition) the principal amount of that Additional Facility (together with the principal amount of all other Additional Facilities) may not exceed the maximum amount which, if fully utilised on the date of completion of the relevant Permitted Acquisition, would not result in any breach of certain financial covenant ratios;

(f)	the liabilities of the obligors thereunder are to be treated and rank as a senior debt under the Priority Agreement and to have the benefit of all relevant Security Documents (whether through execution of new documents or amendment to existing documents) or (in each case) to have such lower ranking as is agreed by all the lenders of that Additional Facility. For these purposes relevant Security Documents means Security Documents comprising the same assets and shares comprised in Security Documents executed prior to the establishment of that Additional Facility, it being acknowledged that prior-ranking Security Documents will remain in place (with the proceeds of enforcement of all Security Documents subject to the sharing provisions of the Priority Agreement).

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Escaline means Escaline S.à r.l., a limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its business address at: 46A, Avenue John F. Kennedy, Luxembourg and being registered with the Luxembourg trade register under registration number B 111 789.

Euro, euro, EUR or € means the single European currency introduced 1 January 1999.

Existing Pledge Agreement means the account pledge agreement dated 12 May 2006 between, amongst others, the Pledgor and the Security Agent and others as pledgees.

External Facility means any credit agreement which has Eligible Terms.

Event of Default means an event of default under any of the Finance Documents, which entitles the Facility Agent to declare that all or part of any amounts outstanding under the Finance Documents or any of them are immediately due and payable, or payable on demand.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Facility A is a term loan facility made available under the terms of the Credit Agreement.

Facility A1 means the English law governed up to EUR 1,150,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under the Facility A.

Facility B is a revolving credit facility made available under the terms of the Credit Agreement.

Facility C means the English law governed EUR 650,000,000 term loan facility made or to be made available to KDVS for the purposes of paying any of its payment obligations in connection with the Acquisition.

Facility C1 means the English law governed up to EUR 650,000,000 term loan facility made or to be made available to KDVS and/or KDG as an add-on facility under the Credit Agreement for the purposes of, inter alia, repaying any and all outstandings under Facility C.

Fee Letter means any letter entered into by reference to the Credit Agreement between one or more Administrative Parties and an Obligor setting out the amount of certain fees which are payable, inter alia, in relation to the Credit Agreement.

Finance Document means:

(a)	the Credit Agreement;

(b)	the Commitment Letter;

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(c)	a Fee Letter;

(d)	an Obligor Accession Deed;

(e)	a Transfer Certificate;

(f)	an Ancillary Facility Document;

(g)	the Hedging Letter;

(h)	an Add-On Facility Accession Agreement;

(i)	a Hedging Document;

(j)	a Security Document;

(k)	the Priority Agreement;

(l)	a Compliance Certificate;

(m)	a Request; and

(n)	any other document designated as such by the Facility Agent and KDG.

Finance Party means an Administrative Party, an Underwriter, a Lender or a Hedging Bank.

German Security means the Security created under the German Security Documents.

German Security Documents means each of the documents listed in Schedule 5 and any other security document granting security to the Beneficiaries and/or the Security Agent which is subject to German law.

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries (but excluding any Unrestricted Subsidiary).

Hedging Letter means a letter dated on or about the original date of the Credit Agreement between KDG, the Mandated Lead Arrangers and the Facility Agent relating to the interest and currency hedging to be effected by the Group and any other letter designated as such by KDG and the Facility Agent which amends or supplements the terms of that letter.

Hedging means any interest rate or currency swap, derivative transaction or hedging facility.

Hedging Bank means:

(a)	each Original Hedging Bank; or

(b)	each party (other than an Obligor) which shall at any relevant time be or become a party to any Hedging Document.

Hedging Document means

(a)	each master agreement, confirmation or other document evidencing any Hedging provided by a Hedging Bank to an Obligor; or

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(b)	otherwise entered into on the basis that under the terms of the Finance Documents any party to such document (other than an Obligor) in such regard becomes entitled to the benefit of, among other things, any security interest created under this Agreement.

KDG means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

KDG Merger means a merger (whether by way of statutory merger, collapse merger or by any other cause at law) between KDVS and KDG.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Lender means:

(a)	any Original Lender;

(b)	any Original Add-On Facility Lender; or

(c)	any person which becomes a lender after the date of this Agreement,

but only for so long as it has any outstanding commitment or participation in any loan provided under the Credit Agreement or Ancillary Outstanding or any amount is owed to it (whether actually or contingently) in its capacity as lender.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a Borrower.

Obligor Accession Deed means a deed of accession pursuant to which any person or entity accedes, inter alia, to the Credit Agreement as Additional Borrower.

Original Add-On Facility Lender means each of the entities listed in Schedule 6 Part 2 of this Agreement.

Original Finance Party means

(a)	each Administrative Party,

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(b)	each Underwriter,

(c)	each Original Lender, and

(d)	each Original Hedging Bank.

Original Hedging Bank means each of:

(a)	Goldman Sachs International;

(b)	Morgan Stanley Capital Services Inc.;

(c)	Société Générale;

(i)	Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.;

(d)	The Royal Bank of Scotland plc;

(e)	BNP Paribas S.A.;

(f)	Deutsche Bank AG, London;

(g)	HSBC Bank plc;

(h)	Calyon S.A.; and

(i)	Bank of Scotland plc.

Original Lender means each of the entities listed in Schedule 6 Part 1 of this Agreement.

Orion Group means, at any time, companies or other persons directly or indirectly controlled by Escaline or any of its subsidiaries at that time.

Permitted Acquisition means any one or more acquisitions by KDVS, and following the effectiveness of the KDG Merger the surviving entity of such KDG Merger, or any of its wholly-owned Subsidiaries (except for any Unrestricted Subsidiary) of any issued voting share capital or other ownership interests in a limited liability company or limited liability partnership or of any existing business carried on as a going concern where the acquired company or partnership and each of its material Subsidiaries carries on its business, or the acquired business is carried on, principally in the Core Business in Germany provided that, inter alia, the consideration for such acquisition does not exceed, when aggregated with the considerations for each other such permitted acquisitions since the date of the Credit Agreement, Euro 800,000,000.

Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG and KDVS, the Facility Agent and the Lenders are parties in connection with the Credit Agreement.

Request means any request for the draw down of any credit facility under the Credit Agreement by any Obligor.

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Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of any of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any Joint and Several Creditor Claim, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties (or any of them) in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Document means any document evidencing or creating security over any asset of any Obligor to secure any obligation of any Obligor to a Finance Party under any Finance Document referred to under (a) to (i) and (k) to (n) of the definition of “Finance Document”.

Security Grantor means the persons listed in Schedule 4 to this Agreement and any other person or entity granting German Security from time to time and acceding to this Agreement as new security grantor.

Security Trust Agreement means the agreement originally dated 12 May 2006, as amended and supplemented by a supplemental agreement in relation to certain German security documents dated on or about the date of this Agreement, between, amongst others, KDG, KDVS as security grantors, the Security Agent and the other Finance Parties pursuant to which, inter alia, the Security Agent has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

Tele Columbus/ewt Add-On Facility Accession Agreement means the English law governed add-on facility accession agreement dated 24 October 2007 between the Security Agent, certain persons or entities as lenders, KDG and KDVS pursuant to which Facility C has been made available.

Tele Columbus/ewt SPA means the German law governed share purchase agreement dated 17/18 September 2007 (Roll of Notarial Deeds No. 1049/2007) of notary public Dr. Gerhard Limberger, having his offices in Frankfurt a.M., Germany), as amended by notarial deeds No. 1050/2007 and 1051/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed no. 691/2007 of notary public Dr. Wolfgang Hauser, Frankfurt a.M., as further amended by notarial deed No. 1679/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M., as further amended by notarial deed No. 217/2007 of notary public Dr. Gerhard Limberger, Frankfurt a.M. and as amended by an amendment and substation agreement dated 18 April 2008 (A. Prot. 2008/55 of the notary public Ayesha Curmally, Basel, Switzerland) the Substitution Agreement) made between Kabel Deutschland Erste Beteiligungsgesellschaft mbH as original purchaser (now replaced by the terms of the Substitution Agreement by KDVS as new purchaser) and Tele Columbus GmbH

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and ewt Holding GmbH as sellers pursuant to which all shares in, inter alia, the Companies have been sold to Kabel Deutschland Erste Beteiligungsgesellschaft mbH as purchaser (now replaced by KDVS as purchaser pursuant to the terms of the Substitution Agreement).

Underwriter means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs Credit Partners L.P.; and

(d)	JPMorgan Chase Bank, N.A.

Unrestricted Subsidiary means any Subsidiary of KDVS or KDG (which is not an Obligor) nominated by KDVS to the Facility Agent at any time when no Event of Default is outstanding.

TARGET Day means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open for the settlement of payments in Euro.

Transfer Certificate means any transfer certificate pursuant to which any rights under the Credit Agreement shall be transferred by novation or otherwise to any new lender.

1.2	Construction

(a)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Agent means the Security Agent acting as agent for and on behalf of the Pledgees unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)	Where the context so admits, the singular includes the plural and vice versa.

(c)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

(f)	Unless otherwise defined herein or unless the context otherwise requires, terms defined or referred to in the Credit Agreement shall have the same meaning when used herein.

2.	APPOINTMENT AS TRUSTEE AND ADMINISTRATOR

2.1	Appointment

The Security Agent shall:

(a)	hold and administer such German Security which is assigned or transferred by way of security (Sicherungsabtretung/Sicherungsübereignung) or otherwise granted under a non-accessory security right (nicht akzessorische Sicherheit) as trustee (Treuhänder) for the benefit of the Beneficiaries;

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(b)	administer such German Security which has been created by way of pledge (Verpfändung) or otherwise transferred under an accessory security right (akzessorische Sicherheit) to the Security Agent and the Beneficiaries; and

(c)	act in relation to the German Security in accordance with the terms and subject to the conditions of this Agreement, the German Security Documents and the other Finance Documents.

2.2	Ratification

Each Beneficiary hereby ratifies and approves all acts done by the Security Agent on such Beneficiary’s behalf before execution hereof or the execution of the respective New Finance Party’s Accession Agreement (as hereinafter defined) by the respective Beneficiary.

2.3	Construction

It is hereby agreed that, in relation to any jurisdiction the courts of which would not recognise or give effect to the trust (Treuhandverhältnis) expressed to be created by this Agreement, the relationship of the Beneficiaries to the Security Agent shall be construed as one of principal and agent but, to the extent permissible under the laws of such jurisdiction, all the other provisions of this Agreement shall have full force and effect between the parties hereto.

3.	PURPOSE OF THE GERMAN SECURITY

The Security and the German Security has been granted with a view to provide collateral in order to secure the prompt and complete satisfaction of any and all Secured Claims.

4.	POWER OF ATTORNEY

4.1	Authorisation

Each of the Beneficiaries herewith irrevocably authorises and grants power of attorney to the Security Agent to:

(a)	execute for and on its behalf any and all German Security Documents and other agreements related to the German Security, including but not limited to any New Finance Party’s Accession Agreement and any New Security Grantor’s Accession Agreement, and any amendment agreement to this Agreement;

(b)	(i) execute for and on its behalf any release agreement relating to (A) any or all of the German Security Documents and (B) an envisaged complete and full re-payment and discharge of the Secured Claims; and

(ii)	to make and receive all declarations and statements which are necessary or desirable in connection with any of such release agreements;

(c)	make and receive all declarations and statements which the Security Agent deems necessary or desirable in connection with the German Security Documents or any of the agreements and documents relating thereto which are necessary or desirable; and

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(d)	take all other actions and measures which the Security Agent deems necessary or desirable in connection with this Agreement or any of the German Security Documents.

4.2	Self-contracting

Each of the Beneficiaries herewith also exempts the Security Agent from any restrictions under § 181 of the BGB.

4.3	Sub-power

The Security Agent has the power to grant sub-power of attorney (including the release from the restrictions under § 181 of the BGB).

5.	SUCCESSORS

This Agreement shall be binding upon the Parties hereto and their respective successors in law. The Parties shall be entitled to assign or otherwise transfer any and all of their rights and duties under this Agreement to third parties in accordance with the relevant provisions of the Credit Agreement.

6.	DURATION

This Agreement shall remain in full force and effect until the full and complete payment and discharge of the Secured Claims. This Agreement shall not cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

7.	REALISATION

The German Security shall be realised, and any enforcement proceeds shall be distributed, in accordance with the relevant provisions of the Priority Agreement together with the relevant provisions of the German Security Documents.

8.	LIABILITY AND INDEMNIFICATION

8.1	Liability for Damages

Neither the Security Agent nor any other Beneficiary shall be liable for any loss or damage suffered by any Security Grantor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent or the respective Beneficiary.

8.2	Indemnification

The Security Grantors will indemnify severally but not jointly the Security Agent and each of the Beneficiaries and keep the Security Agent and each of the Beneficiaries indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Agent or any of the Beneficiaries as a result of any breach of such Security Grantor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent or the Beneficiaries.

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9.	NEW PARTIES

9.1	New Finance Parties

If any bank, trust, fund, financial institution or other entity (a New Finance Party) becomes party to a Finance Document as a Finance Party, then that New Finance Party shall execute and deliver an accession agreement substantially in the form of Schedule 1 (New Finance Party’s Accession Agreement) hereto. The Security Agent shall execute the New Finance Party’s Accession Agreement for itself and on behalf of the other Beneficiaries. Each of the Security Grantors herewith irrevocably consents to any New Finance Party’s Accession Agreement entered into in accordance with this Agreement.

9.2	New Security Grantors

If any company (a New Security Grantor) becomes a party to a Finance Document as an additional provider of additional German Security then such New Security Grantor shall execute and deliver an Accession Agreement substantially in the form of Schedule 2 (New Security Grantor’s Accession Agreement) hereto. The Security Agent shall execute the New Security Grantor’s Accession Agreement for itself and on behalf of the other Beneficiaries.

10.	PARTIAL INVALIDITY, WAIVER

10.1	Invalidity

If any provision of this Agreement or part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision. This shall apply analogously in the case of gaps.

10.2	Waivers and remedies cumulative

No failure to exercise, nor any delay in exercising, on the part of the Security Agent or any of the other Finance Parties, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

11.	AMENDMENTS

Changes and amendments of this Agreement including this Clause 11 shall be made in writing.

12.	NOTICES AND THEIR LANGUAGES

12.1	Notices

Any notice or other communication under or in connection with this Agreement to the Beneficiaries or the Security Agent shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, applying for the purposes of this Agreement, as set forth in Schedule 5 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Agent from time to time.

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12.2	Language

Unless otherwise required by statutory German law or unless otherwise agreed in writing from time to time, ay notice or other communication under or in connection with this Agreement shall be the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail (unless the document is a statutory or other official document), except that where a German translation of a legal term appears in such text, the German translation shall prevail.

13.	APPLICABLE LAW; JURISDICTION

13.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) is governed by and shall be construed in accordance with the laws of Germany.

13.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement) for all Parties shall be Frankfurt am Main, Germany. The Security Agent and/or any other Beneficiaries, however, shall also be entitled to take legal action against any of the Security Grantors before any other competent court of law having jurisdiction over such Security Grantor or any of its assets.

14.	APPLICATION OF THE PRIORITY AGREEMENT

In addition, the provisions of the Existing Priority Agreement and/or the Priority Agreement apply to the extent that they do not conflict with the provisions of this Agreement, in which event the terms of this Agreement shall prevail.

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